UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22707

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

(Exact name of Registrant as specified in charter)

1166 Avenue of the Americas, 30th Floor, New York, New York 10036

(Address of principal executive offices) (Zip code)

Dana A. DeVivo

Cohen & Steers Capital Management, Inc.

1166 Avenue of the Americas, 30th Floor

New York, New York 10036

(Name and address of agent for service)

Registrant’s telephone number, including area code: (212) 832-3232

Date of fiscal year end:  December 31

Date of reporting period:  December 31, 2025

Item 1. Reports to Stockholders.

(a)

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

To Our Shareholders:

We would like to share with you our report for the year ended December 31, 2025. The total returns for the Cohen & Steers Limited Duration Preferred and Income Fund, Inc. (the Fund) and its comparative benchmarks were:

	Six Months Ended December 31, 2025	Year Ended December 31, 2025
Cohen & Steers Limited Duration Preferred and Income Fund:
Net Asset Value Total Return(a)	6.01%	10.89%
Market Price Total Return(a)	4.65%	12.91%
ICE BofA U.S. All Capital Securities Index(b)	4.23%	6.77%
ICE BofA U.S. Capital Securities Index(b)	4.70%	8.96%
Blended Benchmark—55% ICE BofA U.S. IG Institutional Capital Securities Index/ 20% ICE BofA 7% Constrained Adjustable-Rate Preferred Securities Index/ 25% Bloomberg Developed Market USD Contingent Capital Index(b)	3.94%	7.81%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effects of leverage, resulting from borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund expects to make regular monthly distributions at a level rate (the Policy). Distributions paid by the Fund are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s investment company taxable income and net realized gains. As a result of the Policy, the Fund may pay distributions in excess of the Fund’s investment company taxable income and net realized gains. This excess would be a return of capital distributed from the Fund’s assets. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

(a)	As a closed-end investment company, the price of the Fund’s exchange-traded shares will be set by market forces and can deviate from the net asset value (NAV) per share of the Fund.
(b)	For benchmark descriptions, see page 6.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

Market Review

Short-duration preferred securities generated solid total return for the year, supported by high income, declining interest rates and resilient economic growth. The first half of the year saw relatively flat returns in the preferreds market due to concerns about growth and inflation amid uncertainties around the U.S. government’s fiscal, trade and immigration policies. Credit spreads—which had contracted to historically tight levels in 2024—widened initially. However, investors took a decidedly more positive view amid greater clarity on tariffs and better-than-expected economic activity, resulting in broad credit spread compression in both the U.S. and European markets.

The European Central Bank (ECB) cut its benchmark lending rate significantly in the first half of the year before pausing, reflecting progress on inflation and improving economic conditions. The Federal Reserve followed suit, lowering the fed funds rate three times in quarter-point increments in the second half, to its lowest levels in three years even as inflation remained stubbornly above 2%.

Fund Performance

The Fund delivered a positive total return in the period and outperformed its benchmark on both a market price and net asset value basis.

U.S. and European bank preferreds were supported by favorable industry fundamentals. Companies reported solid profitability, with earnings largely meeting or exceeding expectations, reflecting healthy asset quality supported by prudent risk management and strong capital buffers. European bank contingent capital securities (CoCos) enjoyed strong gains, benefiting from better-than-anticipated economic growth, relatively low euro-area inflation and investor preference for attractive income. Additionally, fiscal stimulus measures under consideration by the EU, particularly those announced by Germany, offered potential for improved future growth. Significant euro-denominated CoCo issuance was met with strong investor demand, given their attractive valuations versus U.S. dollar-denominated securities. The Fund’s allocations to European bank CoCos was an important driver of relative performance, led by out-of-index investments in certain well-performing high-coupon CoCos.

U.S. bank preferreds posted more modest returns, despite a similarly favorable backdrop. The sector experienced net redemptions, reflecting excess common equity, less binding capital requirements and the potential for easing future bank regulation. Banks also redeemed shares ahead of coupon resets from historically low levels set five years ago. Security selection in U.S. bank preferreds contributed to relative performance. Most notably, the Fund did not own or was underweight certain floating-rate securities that underperformed as their coupons reset lower as the Fed cut short-term rates but demanded yields rose as the long-end of the curve sold off on fiscal concerns.

Insurance industry fundamentals remained solid; companies are well capitalized and are enjoying healthy profitability. The performance of euro-denominated securities was particularly strong. The Fund’s security selection and underweight allocation to the insurance sector contributed positively to relative performance. This was partly due to out-of-index positions in euro-denominated issues that rose on attractive valuations and improving company fundamentals.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

The finance sector moderately lagged the benchmark due to concerns about asset manager exposure to private credit investments. The Fund’s security selection in finance sector modestly contributed to relative returns.

The utilities sector experienced a wave of new issuance following ratings agency Moody’s 2024 methodology change. In response, U.S. companies issued hybrid securities with 30-year maturities to fund rising AI-driven capital expenditure programs. This type of issuance is positive because issuers are generally high quality, and credit ratings agencies cease counting the securities toward the issuers’ equity after 10 years, increasing the likelihood they will be called (which helps limit duration risk). Many of these securities were also issued with coupon floors, offering investors a guaranteed minimum yield regardless of future rate movements—further reducing extension risk if a security is left outstanding beyond its initial call date. The Fund’s security selection in the utilities sector detracted from relative performance, due to out-of-index positions from Edison International that struggled on concerns about potential liabilities stemming from California wildfires, as well as uncertainty surrounding the future scale and funding of the state’s Wildfire Recovery Fund.

The pipeline sector was buoyed by defensively structured securities from investment-grade-rated issuers. Security selection in the pipeline sector hindered relative performance, reflecting an overweight position in a security from a liquefied natural gas company, whose disappointing initial public stock offering weighed on the high-coupon preferred. However, the adverse security selection was partially offset by an overweight allocation to the sector.

The real estate sector benefited from favorable issuer supply and demand trends and declining bond yields. Security selection in the sector modestly aided relative performance, led by out-of-index investments in hybrid issues from shopping mall ower Unibail-Rodamco-Westfield, which reported improving leasing spreads and outlined a strong capital allocation plan.

The Fund’s out-of-index allocation to the telecommunication services sector also modestly contributed to relative performance, led by positions in Canadian hybrid securities.

Impact of Leverage on Fund Performance

The Fund employs leverage as part of a yield-enhancement strategy. Leverage, which can increase total return in rising markets (just as it can have the opposite effect in declining markets), contributed significantly to the Fund’s performance for the 12 months ended December 31, 2025.

Impact of Derivatives on Fund Performance

In connection with its use of leverage, the Fund pays interest on its borrowings based on a floating rate under the terms of its credit agreement. To reduce the impact that an increase in interest rates could have on the performance of the Fund with respect to these borrowings, the Fund used interest rate swaps to exchange a portion of the floating rate for a fixed rate. The use of interest rate swaps did not have a material impact on the Fund’s total return for the 12 months ended December 31, 2025.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

The Fund used forward foreign currency exchange contracts for managing currency risk on certain positions denominated in foreign currencies. The currency forwards detracted significantly from the Fund’s total return for the 12 months ended December 31, 2025. The Fund also used interest rate swaps to manage interest rate risk on certain Fund positions. The interest rate swaps did not have a material impact on the Fund’s total return for the 12 months ended December 31, 2025.

Sincerely,

ELAINE ZAHARIS-NIKAS

Portfolio Manager

JERRY DOROST	ROBERT KASTOFF
Portfolio Manager	Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds specializes in liquid real assets, including real estate securities, listed infrastructure and natural resource equities, as well as preferred securities and other income solutions.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

Performance Review (Unaudited)

Growth of a $10,000 Investment

Average Annual Total Returns—For Periods Ended December 31, 2025

	1 Year	5 Years	10 Years	Since Inception(b)
Fund at NAV	10.89%	5.24%	6.86%	7.68%
Fund at Market Price	12.91%	3.46%	7.42%	6.82%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance results reflect the effect of leverage from utilization of borrowings under a credit agreement. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund’s returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund’s dividend reinvestment plan. The performance graph and table do not reflect the deduction of brokerage commissions or taxes that a shareholder would pay on Fund distributions or the sale of Fund shares.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

Performance Review (Unaudited)—(Continued)

(a)

The ICE BofA U.S. All Capital Securities Index tracks the performance of fixed rate, U.S. dollar-denominated hybrid corporate and preferred securities publicly issued in the U.S. domestic market. The ICE BofA US Capital Securities Index is a subset of the ICE BofA US Corporate Index including securities with deferrable coupons. The Linked Blended Benchmark is represented by the performance of the blended benchmark consisting of 75% ICE BofA US Capital Securities Index and 25% ICE BofA 7% Constrained Adjustable Rate Preferred Securities Index through January 31, 2017; the blended benchmark consisting of 70% ICE BofA US IG Institutional Capital Securities Index, 20% ICE BofA 7% Constrained Adjustable Rate Preferred Securities Index and 10% Bloomberg Developed Market USD Contingent Capital Index through December 31, 2018; and the blended benchmark consisting of 60% ICE BofA US IG Institutional Capital Securities Index, 20% ICE BofA 7% Constrained Adjustable Rate Preferred Securities Index and 20% Bloomberg Developed Market USD Contingent Capital Index from January 1, 2019 through March 31, 2022; and the blended benchmark consisting of 55% ICE BofA US IG Institutional Capital Securities Index, 20% ICE BofA 7% Constrained Adjustable-Rate Preferred Securities Index and 25% Bloomberg Developed Market USD Contingent Capital Index from April 1, 2022 and thereafter.

The ICE BofA 7% Constrained Adjustable Rate Preferred Securities Index tracks the performance of US dollar-denominated investment-grade floating-rate preferred securities publicly issued in the US domestic market, but with issuer exposure capped at 7%. The ICE BofA US IG Institutional Capital Securities Index tracks the performance of US dollar-denominated investment-grade hybrid capital corporate and preferred securities publicly issued in the US domestic market. The Bloomberg Developed Market USD Contingent Capital Index includes hybrid capital securities in developed markets with explicit equity conversion or write down loss absorption mechanisms that are based on an issuer’s regulatory capital ratio or other explicit solvency-based triggers.

The comparative indexes are not adjusted to reflect expenses or other fees that the U.S. Securities and Exchange Commission (SEC) requires to be reflected in the Fund’s performance. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. The Fund’s performance assumes dividends and distributions are reinvested at prices obtained under the Fund’s dividend reinvestment plan.

(b)	Commencement of investment operations was July 27, 2012.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

Our Leverage Strategy

(Unaudited)

Our current leverage strategy utilizes borrowings up to the maximum permitted by the Investment Company Act of 1940 to provide additional capital for the Fund, with an objective of increasing net income available for shareholders. As of December 31, 2025, leverage represented 32% of the Fund’s managed assets.

Through a combination of variable rate financing and interest rate swaps, the Fund has locked in interest rates on a significant portion of this additional capital through 2028 (where we effectively reduce our variable rate obligation and lock in our fixed rate obligation over various terms). Locking in a significant portion of our leveraging costs is designed to protect the dividend-paying ability of the Fund. The use of leverage increases the volatility of the Fund’s NAV in both up and down markets. However, we believe that locking in portions of the Fund’s leveraging costs for the various terms partially protects the Fund’s expenses from an increase in short-term interest rates.

Leverage Facts(a)(b)

Leverage (as a % of managed assets)	32%
% Variable Rate Financing	16%
Variable Rate	4.6%
% Fixed Rate Financing(c)	84%
Weighted Average Rate on Fixed Financing	2.5%
Weighted Average Term on Fixed Financing	1.7 years
Weighted Average Cost of All Financing	2.8%

The Fund seeks to enhance its dividend yield through leverage. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

(a)	Data as of December 31, 2025. Information is subject to change.
(b)	See Note 7 in Notes to Financial Statements.
(c)	Represents fixed payer interest rate swap contracts on variable rate borrowing.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

December 31, 2025

Top Ten Holdings(a)

(Unaudited)

Security	Value	% of Managed Assets

Goldman Sachs Group, Inc., 7.50%, Series X	$14,850,411	1.5
Citigroup, Inc., 6.95%, Series FF	12,189,331	1.3
Bank of America Corp., 6.625%, Series OO	11,094,817	1.1
First Horizon Bank, 5.039%	11,062,500	1.1
Citigroup, Inc., 6.875%, Series GG	10,339,275	1.1
Truist Financial Corp., 6.669%, Series N	10,337,381	1.1
Citigroup, Inc., 7.625%, Series AA	10,217,880	1.1
BNP Paribas SA, 7.75% (France)	9,860,874	1.0
Hartford Insurance Group, Inc., 6.238%, due 2/12/47, Series ICON	9,369,860	1.0
Enbridge, Inc., 8.50%, due 1/15/84 (Canada)	9,108,993	0.9

(a)

Top ten holdings (excluding short-term investments and derivative instruments) are determined on the basis of the value of individual securities held. The Fund may also hold positions in other securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdown(b)

(Based on Managed Assets)

(Unaudited)

(b)	Excludes derivative instruments.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS

December 31, 2025

		Shares	Value
PREFERRED SECURITIES—EXCHANGE-TRADED	6.9%
BANKING	2.9%
Comerica, Inc., 6.875% to 10/1/30, Series B(a)(b)(c)		178,843	$4,667,802
M&T Bank Corp., 6.35%, Series K(b)(c)		191,600	4,916,456
M&T Bank Corp., 7.50%, Series J(b)(c)		211,575	5,617,316
Morgan Stanley, 6.625%, Series Q(b)(c)		112,834	2,948,353
Regions Financial Corp., 5.70% to 5/15/29, Series C(a)(b)(c)		39,102	918,506

			19,068,433

FINANCIAL SERVICES	1.0%
Brookfield Oaktree Holdings LLC, 6.55%, Series B(b)(c)		99,985	2,064,690
Brookfield Oaktree Holdings LLC, 6.625%, Series A(b)(c)		38,107	799,485
KKR & Co., Inc., 6.875%, due 6/1/65, Series T(b)		85,452	2,183,298
TPG Operating Group II LP, 6.95%, due 3/15/64(b)		63,841	1,586,449

			6,633,922

INSURANCE	1.7%
Aspen Insurance Holdings Ltd., 7.00% (Bermuda)(c)		60,000	1,486,200
Athene Holding Ltd., 6.35% to 6/30/29, Series A(a)(b)(c)		69,846	1,718,212
Athene Holding Ltd., 7.25% to 3/30/29, due 3/30/64(a)(b)		76,903	1,924,113
Athene Holding Ltd., 7.75% to 12/30/27, Series E(a)(b)(c)		81,970	2,105,809
F&G Annuities & Life, Inc., Senior Debt, 7.95%, due 12/15/53(b)		68,732	1,749,230
Lincoln National Corp., 9.00%, Series D(b)(c)		74,292	1,993,254

			10,976,818

TELECOMMUNICATIONS	0.3%
T-Mobile USA, Inc., Senior Debt, 5.50%, due 3/1/70(b)		37,357	876,022
T-Mobile USA, Inc., Senior Debt, 5.50%, due 6/1/70(b)		40,539	938,883

			1,814,905

UTILITIES	1.0%
Algonquin Power & Utilities Corp., 8.659% (3 Month USD Term SOFR + 4.01%), due 7/1/79, Series 19-A (Canada)(b)(d)		46,926	1,194,267
DTE Energy Co., 6.25%, due 10/1/85, Series H(b)		91,417	2,275,369
SCE Trust VII, 7.50%, Series M(b)(c)		45,436	1,148,622
Xcel Energy, Inc., 6.25%, due 10/15/85(b)		82,972	2,070,981

			6,689,239

TOTAL PREFERRED SECURITIES—EXCHANGE-TRADED
(Identified cost—$44,874,235)			45,183,317

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2025

		Principal Amount*		Value
PREFERRED SECURITIES—OVER-THE-COUNTER	135.8%
BANKING	82.4%
ABN AMRO Bank NV, 6.875% to 9/22/31 (Netherlands)(a)(c)(e)(f)		EUR	1,400,000	$1,800,562
AIB Group PLC, 6.00% to 7/14/31 (Ireland)(a)(c)(e)(f)		EUR	1,600,000	1,928,064
AIB Group PLC, 7.125% to 10/30/29 (Ireland)(a)(c)(e)(f)		EUR	1,600,000	2,034,257
Alpha Bank SA, 7.50% to 6/10/30 (Greece)(a)(c)(e)(f)		EUR	1,800,000	2,302,064
Banco Bilbao Vizcaya Argentaria SA, 9.375% to 3/19/29 (Spain)(a)(c)(e)			3,041,000	3,396,107
Banco BPM SpA, 6.25% to 5/27/30 (Italy)(a)(c)(e)(f)		EUR	1,600,000	1,943,299
Banco de Sabadell SA, 6.50% to 5/20/31 (Spain)(a)(c)(e)(f)		EUR	4,600,000	5,649,862
Banco Santander SA, 6.00% to 1/2/31 (Spain)(a)(c)(e)(f)		EUR	800,000	971,930
Banco Santander SA, 8.00% to 2/1/34 (Spain)(a)(c)(e)			6,000,000	6,641,676
Banco Santander SA, 9.625% to 11/21/28 (Spain)(a)(c)(e)			2,200,000	2,440,198
Banco Santander SA, 9.625% to 5/21/33 (Spain)(a)(c)(e)			5,200,000	6,282,293
Bank of America Corp., 5.875% to 3/15/28, Series FF(a)(b)(c)			2,812,000	2,862,284
Bank of America Corp., 6.125% to 4/27/27, Series TT(a)(b)(c)			1,329,000	1,349,779
Bank of America Corp., 6.25% to 7/26/30, Series UU(a)(b)(c)			6,710,000	6,819,682
Bank of America Corp., 6.625% to 5/1/30, Series OO(a)(b)(c)			10,640,000	11,094,817
Bank of Ireland Group PLC, 6.375% to 3/10/30 (Ireland)(a)(c)(e)(f)		EUR	1,000,000	1,230,790
Bank of Montreal, 6.875% to 11/26/30, due 11/26/85, Series 6 (Canada)(a)(b)			2,000,000	2,059,436
Bank of Nova Scotia, 6.875% to 10/27/35, due 10/27/85 (Canada)(a)(b)			6,000,000	6,154,895
Bank of Nova Scotia, 7.35% to 4/27/30, due 4/27/85 (Canada)(a)(b)			3,000,000	3,121,896
Bank of Nova Scotia, 8.00% to 1/27/29, due 1/27/84 (Canada)(a)(b)			2,400,000	2,579,978
Bank of Nova Scotia, 8.625% to 10/27/27, due 10/27/82 (Canada)(a)(b)			5,200,000	5,526,222
Barclays Bank PLC, 6.278% to 12/15/34, Series 1 (United Kingdom)(a)(c)			1,820,000	1,940,575

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2025

	Principal Amount*		Value
Barclays PLC, 6.125% to 12/15/35 (United Kingdom)(a)(c)(e)(f)	EUR	2,400,000	$2,821,069
Barclays PLC, 7.625% to 3/15/35 (United Kingdom)(a)(c)(e)		3,000,000	3,213,306
Barclays PLC, 8.00% to 3/15/29 (United Kingdom)(a)(c)(e)		2,600,000	2,784,876
Barclays PLC, 8.375% to 9/15/31 (United Kingdom)(a)(c)(e)(f)	GBP	3,500,000	5,062,558
Barclays PLC, 8.875% to 9/15/27 (United Kingdom)(a)(c)(e)(f)	GBP	4,000,000	5,668,401
Barclays PLC, 9.25% to 9/15/28 (United Kingdom)(a)(c)(e)	GBP	2,000,000	2,911,607
Barclays PLC, 9.625% to 12/15/29 (United Kingdom)(a)(c)(e)		7,200,000	8,186,479
BNP Paribas SA, 4.625% to 2/25/31 (France)(a)(c)(e)(g)		6,800,000	6,306,162
BNP Paribas SA, 7.00% to 8/16/28 (France)(a)(c)(e)(g)		2,000,000	2,056,312
BNP Paribas SA, 7.375% to 9/10/34 (France)(a)(c)(e)(g)		4,400,000	4,608,547
BNP Paribas SA, 7.45% to 6/27/35 (France)(a)(c)(e)(g)		1,000,000	1,046,898
BNP Paribas SA, 7.75% to 8/16/29 (France)(a)(c)(e)(g)		9,300,000	9,860,874
BNP Paribas SA, 8.00% to 8/22/31 (France)(a)(c)(e)(g)		6,100,000	6,608,075
BNP Paribas SA, 8.50% to 8/14/28 (France)(a)(c)(e)(g)		6,400,000	6,809,050
BNP Paribas SA, 9.25% to 11/17/27 (France)(a)(c)(e)(g)		2,600,000	2,784,168
BPER Banca SpA, 6.50% to 3/20/30 (Italy)(a)(c)(e)(f)	EUR	800,000	974,273
CaixaBank SA, 6.25% to 7/24/32 (Spain)(a)(c)(e)(f)	EUR	2,600,000	3,215,995
CaixaBank SA, 8.25% to 3/13/29 (Spain)(a)(c)(e)(f)	EUR	800,000	1,046,945
Canadian Imperial Bank of Commerce, 7.00% to 10/28/30, due 10/28/85 (Canada)(a)(b)		2,800,000	2,926,230
Charles Schwab Corp., 4.00% to 12/1/30, Series H(a)(b)(c)		4,153,000	3,880,751
Citigroup, Inc., 6.625% to 2/15/31, Series HH(a)(c)		7,802,000	7,932,151
Citigroup, Inc., 6.875% to 8/15/30, Series GG(a)(c)		9,944,000	10,339,275
Citigroup, Inc., 6.95% to 2/15/30, Series FF(a)(c)		11,814,000	12,189,331
Citigroup, Inc., 7.00% to 8/15/34, Series DD(a)(c)		3,808,000	4,018,365
Citigroup, Inc., 7.625% to 11/15/28, Series AA(a)(c)		9,738,000	10,217,880
CoBank ACB, 6.25% to 10/1/26, Series I(a)(b)(c)		5,755,000	5,790,100
CoBank ACB, 6.45% to 10/1/27, Series K(a)(c)		2,300,000	2,322,064
CoBank ACB, 7.125% to 1/1/30, Series M(a)(c)		2,250,000	2,347,119

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2025

	Principal Amount*			Value
Commerzbank AG, 7.50% to 10/9/30 (Germany)(a)(c)(e)(f)		3,600,000		$3,786,093
Coventry Building Society, 8.75% to 6/11/29 (United Kingdom)(a)(c)(e)(f)	GBP	2,900,000		4,205,013
Credit Agricole SA, 7.125% to 9/23/35 (France)(a)(b)(c)(e)(g)		6,000,000		6,251,112
Credit Suisse Group AG, 5.25%, Claim (Switzerland)(c)(e)(g)(h)(i)		1,400,000		385,000
Credit Suisse Group AG, 6.375%, Claim (Switzerland)(c)(e)(g)(h)(i)		4,300,000		1,182,500
Credit Suisse Group AG, 7.50%, Claim (Switzerland)(c)(e)(g)(h)(i)		2,400,000		660,000
Deutsche Bank AG, 6.75% to 10/30/34 (Germany)(a)(c)(e)(f)	EUR	2,400,000		2,882,171
Deutsche Bank AG, 7.375% to 10/30/31 (Germany)(a)(c)(e)(f)	EUR	3,200,000		4,054,614
Deutsche Bank AG, 8.125% to 10/30/29 (Germany)(a)(c)(e)(f)	EUR	3,600,000		4,603,605
Erste Group Bank AG, 6.375% to 4/15/32 (Austria)(a)(b)(c)(e)(f)	EUR	1,800,000		2,205,620
Erste Group Bank AG, 7.00% to 4/15/31 (Austria)(a)(b)(c)(e)(f)	EUR	2,200,000		2,789,533
Eurobank SA, 6.25% to 11/10/33 (Greece)(a)(c)(e)(f)	EUR	1,800,000		2,090,532
Eurobank SA, 6.625% to 6/4/31 (Greece)(a)(c)(e)(f)	EUR	3,250,000		3,969,937
Farm Credit Bank of Texas, 7.00% to 9/15/30, Series 6(a)(c)		2,500,000		2,578,809
Farm Credit Bank of Texas, 7.75% to 6/15/29(a)(c)		2,260,000		2,381,376
First Citizens BancShares, Inc., 7.957% (3 Month USD Term SOFR + 4.234%), Series B(c)(d)		4,674,000		4,766,952
First Horizon Bank, 5.039% (3 Month USD Term SOFR + 1.112%, Floor 3.75%)(b)(c)(d)(g)		14,750	†	11,062,500
Goldman Sachs Capital I, 6.345%, due 2/15/34(b)		1,326,000		1,410,149
Goldman Sachs Group, Inc., 6.85% to 2/10/30(a)(c)		5,012,000		5,232,224
Goldman Sachs Group, Inc., 7.50% to 5/10/29, Series X(a)(b)(c)		14,019,000		14,850,411
HSBC Holdings PLC, 4.60% to 12/17/30 (United Kingdom)(a)(b)(c)(e)		2,500,000		2,385,214

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2025

	Principal Amount*		Value
HSBC Holdings PLC, 6.50%, due 9/15/37 (United Kingdom)(b)		1,900,000	$2,089,488
HSBC Holdings PLC, 6.50% to 3/23/28 (United Kingdom)(a)(b)(c)(e)		1,200,000	1,228,081
HSBC Holdings PLC, 6.875% to 9/11/29 (United Kingdom)(a)(b)(c)(e)		2,000,000	2,076,042
HSBC Holdings PLC, 7.05% to 6/5/30 (United Kingdom)(a)(b)(c)(e)		3,900,000	4,065,637
HSBC Holdings PLC, 8.00% to 3/7/28 (United Kingdom)(a)(b)(c)(e)		2,200,000	2,327,941
Huntington Bancshares, Inc., 4.45% to 10/15/27, Series G(a)(c)		128,000	125,966
Huntington Bancshares, Inc., 6.25% to 10/15/30, Series K(a)(c)		3,250,000	3,265,405
ING Groep NV, 4.875% to 5/16/29 (Netherlands)(a)(c)(e)(f)		2,000,000	1,941,917
ING Groep NV, 7.00% to 11/16/32 (Netherlands)(a)(c)(e)		6,400,000	6,679,437
ING Groep NV, 7.25% to 11/16/34 (Netherlands)(a)(c)(e)(f)		3,900,000	4,153,278
ING Groep NV, 7.50% to 5/16/28 (Netherlands)(a)(c)(e)(f)		2,300,000	2,398,715
ING Groep NV, 8.00% to 5/16/30 (Netherlands)(a)(c)(e)(f)		6,000,000	6,513,924
Intesa Sanpaolo SpA, 7.00% to 5/20/32 (Italy)(a)(c)(e)(f)	EUR	2,400,000	3,054,059
JPMorgan Chase & Co., 6.50% to 4/1/30, Series OO(a)(b)(c)		2,305,000	2,396,903
JPMorgan Chase & Co., 6.73% (3 Month USD Term SOFR + 2.745%), Series II(b)(c)(d)		4,110,000	4,123,152
JPMorgan Chase & Co., 6.875% to 6/1/29, Series NN(a)(b)(c)		7,049,000	7,480,863
Julius Baer Group Ltd., 7.50% to 8/19/30 (Switzerland)(a)(c)(e)(f)		1,800,000	1,866,836
KeyCorp Capital III, 7.75%, due 7/15/29		2,000,000	2,116,105
Landesbank Baden-Wuerttemberg, 6.75% to 10/15/30 (Germany)(a)(b)(c)(e)(f)	EUR	1,200,000	1,473,646
Lloyds Banking Group PLC, 6.625% to 9/27/35 (United Kingdom)(a)(b)(c)(e)		3,600,000	3,595,910

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2025

	Principal Amount*		Value
Lloyds Banking Group PLC, 6.75% to 9/27/31 (United Kingdom)(a)(b)(c)(e)		1,600,000	$1,663,682
Lloyds Banking Group PLC, 7.50% to 6/27/30 (United Kingdom)(a)(b)(c)(e)	GBP	2,800,000	3,926,935
Lloyds Banking Group PLC, 8.00% to 9/27/29 (United Kingdom)(a)(b)(c)(e)		2,200,000	2,381,786
Lloyds Banking Group PLC, 8.50% to 9/27/27 (United Kingdom)(a)(b)(c)(e)	GBP	1,200,000	1,696,396
Mellon Capital IV, 4.521% (3 Month USD Term SOFR + 0.827%, Floor 4.00%), Series 1(b)(c)(d)		2,967,000	2,397,066
Nationwide Building Society, 7.50% to 12/20/30 (United Kingdom)(a)(c)(e)(f)	GBP	1,200,000	1,686,889
Nationwide Building Society, 7.875% to 12/20/31 (United Kingdom)(a)(b)(c)(e)(f)	GBP	3,000,000	4,277,050
NatWest Group PLC, 8.125% to 11/10/33 (United Kingdom)(a)(b)(c)(e)		4,200,000	4,737,625
Nordea Bank Abp, 6.75% to 11/10/33 (Finland)(a)(b)(c)(e)(g)		3,200,000	3,294,237
Piraeus Bank SA, 6.75% to 12/30/30 (Greece)(a)(c)(e)(f)	EUR	2,600,000	3,169,083
PNC Financial Services Group, Inc., 6.00% to 5/15/27, Series U(a)(b)(c)		3,809,000	3,852,967
PNC Financial Services Group, Inc., 6.20% to 9/15/27, Series V(a)(b)(c)		1,433,000	1,457,668
PNC Financial Services Group, Inc., 6.25% to 3/15/30, Series W(a)(b)(c)		5,179,000	5,350,560
Royal Bank of Canada, 6.50% to 11/24/35, due 11/24/85 (Canada)(a)(b)		5,000,000	4,982,515
Royal Bank of Canada, 6.75% to 8/24/30, due 8/24/85 (Canada)(a)(b)		4,000,000	4,158,192
Societe Generale SA, 5.375% to 11/18/30 (France)(a)(c)(e)(g)		6,600,000	6,330,010
Societe Generale SA, 6.75% to 4/6/28 (France)(a)(c)(e)(g)		5,800,000	5,893,606
Societe Generale SA, 8.125% to 11/21/29 (France)(a)(c)(e)(g)		4,200,000	4,440,043
Societe Generale SA, 8.50% to 3/25/34 (France)(a)(c)(e)(g)		2,600,000	2,850,523
Societe Generale SA, 9.375% to 11/22/27 (France)(a)(c)(e)(g)		5,000,000	5,344,810

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2025

	Principal Amount*		Value
Societe Generale SA, 10.00% to 11/14/28 (France)(a)(c)(e)(g)		6,600,000	$7,340,890
Standard Chartered PLC, 4.75% to 1/14/31 (United Kingdom)(a)(c)(e)(g)		3,000,000	2,835,157
Standard Chartered PLC, 7.00% to 11/14/35 (United Kingdom)(a)(c)(e)(g)		2,000,000	2,059,380
Standard Chartered PLC, 7.875% to 3/8/30 (United Kingdom)(a)(c)(e)(g)		5,000,000	5,357,950
State Street Corp., 6.70% to 3/15/29, Series I(a)(c)		5,017,000	5,238,159
Svenska Handelsbanken AB, 4.75% to 3/1/31 (Sweden)(a)(b)(c)(e)(f)		1,400,000	1,333,308
Swedbank AB, 7.75% to 3/17/30 (Sweden)(a)(b)(c)(e)(f)		4,400,000	4,752,302
Toronto-Dominion Bank, 6.35% to 10/31/30, due 10/31/85 (Canada)(a)(b)		5,000,000	5,089,155
Toronto-Dominion Bank, 7.25% to 7/31/29, due 7/31/84 (Canada)(a)(b)		2,300,000	2,425,352
Toronto-Dominion Bank, 8.125% to 10/31/27, due 10/31/82 (Canada)(a)(b)		4,400,000	4,643,447
Truist Financial Corp., 5.125% to 12/15/27, Series M(a)(b)(c)		1,793,000	1,794,074
Truist Financial Corp., 6.669% to 3/1/26, Series N(a)(b)(c)		10,272,000	10,337,381
UBS Group AG, 4.375% to 2/10/31 (Switzerland)(a)(b)(c)(e)(g)		5,100,000	4,696,986
UBS Group AG, 6.85% to 9/10/29 (Switzerland)(a)(c)(e)(g)		3,300,000	3,387,694
UBS Group AG, 7.00% to 2/5/35 (Switzerland)(a)(b)(c)(e)(g)		5,400,000	5,534,174
UBS Group AG, 7.75% to 4/12/31 (Switzerland)(a)(b)(c)(e)(g)		3,200,000	3,463,190
UBS Group AG, 9.25% to 11/13/28 (Switzerland)(a)(b)(c)(e)(g)		3,600,000	3,960,716
UBS Group AG, 9.25% to 11/13/33 (Switzerland)(a)(c)(e)(g)		6,400,000	7,509,293
UniCredit SpA, 6.50% to 12/3/31 (Italy)(a)(c)(e)(f)	EUR	2,000,000	2,511,526
USB Capital IX, 5.186% (3 Month USD Term SOFR + 1.282%, Floor 3.50%)(c)(d)		5,943,000	4,632,462

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2025

		Principal Amount*		Value
USB Realty Corp., 5.313% (3 Month USD Term SOFR + 1.409%)(b)(c)(d)(g)			3,000,000	$2,399,577
Wells Fargo & Co., 5.95%, due 12/15/36(b)			1,832,000	1,919,501
Wells Fargo & Co., 6.85% to 9/15/29(a)(c)			2,775,000	2,911,125
Wells Fargo & Co., 7.625% to 9/15/28(a)(c)			4,520,000	4,824,503

				539,615,142

CONSUMER DISCRETIONARY PRODUCTS	0.3%
Volkswagen International Finance NV, 7.50% to 9/6/28, Series PNC5 (Germany)(a)(b)(c)(f)		EUR	400,000	513,145
Volkswagen International Finance NV, 7.875% to 9/6/32 (Germany)(a)(b)(c)(f)		EUR	1,300,000	1,764,154

				2,277,299

ENERGY	1.2%
BP Capital Markets PLC, 6.125% to 3/18/35(a)(b)(c)			2,507,000	2,586,693
BP Capital Markets PLC, 6.45% to 12/1/33(a)(b)(c)			3,415,000	3,638,642
Sunoco LP, 7.875% to 9/18/30(a)(b)(c)(g)			1,410,000	1,449,536

				7,674,871

FINANCIAL SERVICES	3.8%
Ally Financial, Inc., 4.70% to 5/15/26, Series B(a)(c)			2,983,000	2,964,810
Ally Financial, Inc., 4.70% to 5/15/28, Series C(a)(c)			4,314,000	4,118,269
ARES Finance Co. III LLC, 4.125% to 6/30/26, due 6/30/51(a)(b)(g)			1,903,000	1,879,548
HA Sustainable Infrastructure Capital, Inc., 8.00% to 3/1/31, due 6/1/56(a)			2,550,000	2,671,329
ILFC E-Capital Trust I, 6.35% (3 Month USD Term SOFR + 1.812%), due 12/21/65(d)(g)			4,585,000	3,853,742
ILFC E-Capital Trust II, 6.60% (3 Month USD Term SOFR + 2.062%), due 12/21/65(d)(g)			4,250,000	3,680,967
Nomura Holdings, Inc., 7.00% to 7/15/30 (Japan)(a)(c)(e)			5,800,000	5,978,686

				25,147,351

HEALTH CARE	1.0%
CVS Health Corp., 6.75% to 9/10/34, due 12/10/54(a)			1,414,000	1,477,517
CVS Health Corp., 7.00% to 12/10/29, due 3/10/55(a)			4,536,000	4,761,430

				6,238,947

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2025

		Principal Amount*		Value
INSURANCE	15.8%
Allianz SE, 6.55% to 10/30/33 (Germany)(a)(b)(c)(e)(g)			3,600,000	$3,751,675
Allstate Corp., 7.051% (3 Month USD Term SOFR + 3.200%), due 8/15/53, Series B(d)			3,400,000	3,413,814
American National Group, Inc., 7.00% to 12/1/30, due 12/1/55(a)			1,500,000	1,508,184
Athene Holding Ltd., 6.875% to 3/28/35, due 6/28/55(a)(b)			2,921,000	2,920,286
Athora Netherlands NV, 6.75% to 5/18/31 (Netherlands)(a)(c)(e)(f)		EUR	2,400,000	2,936,192
AXA SA, 5.125% to 9/16/31 (France)(a)(b)(c)(e)(f)		EUR	2,500,000	2,940,217
AXA SA, 6.375% to 7/16/33 (France)(a)(b)(c)(e)(f)		EUR	800,000	1,011,645
AXA SA, 8.60%, due 12/15/30 (France)(b)			1,290,000	1,510,458
Corebridge Financial, Inc., 6.875% to 9/15/27, due 12/15/52(a)(b)			2,730,000	2,796,965
Corebridge Financial, Inc., 6.875% to 12/1/30(a)(c)			2,140,000	2,200,659
Dai-ichi Life Insurance Co. Ltd., 6.20% to 1/16/35 (Japan)(a)(b)(c)(g)			2,200,000	2,307,072
Enstar Finance LLC, 5.50% to 1/15/27, due 1/15/42(a)(b)			3,155,000	3,116,353
Equitable Holdings, Inc., 6.70% to 12/28/34, due 3/28/55(a)(b)			2,290,000	2,396,861
Global Atlantic Fin Co., 7.25% to 3/1/31, due 3/1/56(a)(g)			2,520,000	2,533,009
Global Atlantic Fin Co., 7.95% to 7/15/29, due 10/15/54(a)(g)			1,758,000	1,824,911
Hartford Insurance Group, Inc., 6.238% (3 Month USD Term SOFR + 2.387%), due 2/12/47, Series ICON(b)(d)(g)			9,885,000	9,369,860
Lancashire Holdings Ltd., 5.625% to 3/18/31, due 9/18/41 (United Kingdom)(a)(f)			1,979,000	1,959,971
Lincoln National Corp., 6.186% (3 Month USD Term SOFR + 2.302%), due 4/20/67(b)(d)			6,100,000	4,955,080
Lincoln National Corp., 6.471% (3 Month USD Term SOFR + 2.619%), due 5/17/66(b)(d)			4,000,000	3,474,224
Lincoln National Corp., 9.25% to 12/1/27, Series C(a)(c)			2,134,000	2,292,695
Meiji Yasuda Life Insurance Co., 6.10% to 6/11/35, due 6/11/55 (Japan)(a)(b)(g)			4,700,000	4,878,769

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2025

		Principal Amount*	Value
MetLife Capital Trust IV, 7.875%, due 12/15/37(b)(g)		7,080,000	$7,856,180
MetLife, Inc., 9.25%, due 4/8/38(b)(g)		6,150,000	7,406,138
QBE Insurance Group Ltd., 5.875% to 6/17/26, due 6/17/46 (Australia)(a)(b)(f)		2,500,000	2,516,177
Reinsurance Group of America, Inc., 6.65% to 6/15/35, due 9/15/55(a)(b)		2,780,000	2,883,297
RLGH Finance Bermuda Ltd., 6.75%, due 7/2/35 (Japan)(f)		3,800,000	4,038,005
RLGH Finance Bermuda Ltd., 6.875% to 5/19/32 (Japan)(a)(c)(f)		6,000,000	6,073,060
Rothesay Life PLC, 4.875% to 4/13/27, Series NC6 (United Kingdom)(a)(c)(e)(f)		1,000,000	984,252
SBL Holdings, Inc., 6.50% to 11/13/26(a)(c)(g)		2,925,000	2,795,455
SBL Holdings, Inc., 9.508% to 5/13/30(a)(c)(g)		2,075,000	2,131,895
Sumitomo Life Insurance Co., 5.875% to 1/18/34 (Japan)(a)(b)(c)(g)		1,200,000	1,227,438
Voya Financial, Inc., 7.758% to 9/15/28, Series A(a)(c)		1,109,000	1,173,172
Zurich Finance Ireland II DAC, 6.25% to 5/22/35, due 11/22/55 (Ireland)(a)(b)(f)		500,000	527,643

			103,711,612

PIPELINES	12.4%
Enbridge, Inc., 6.00% to 1/15/27, due 1/15/77, Series 16-A (Canada)(a)		1,899,000	1,909,824
Enbridge, Inc., 6.25% to 3/1/28, due 3/1/78 (Canada)(a)		7,464,000	7,576,848
Enbridge, Inc., 7.20% to 3/27/34, due 6/27/54 (Canada)(a)(b)		3,455,000	3,671,318
Enbridge, Inc., 7.375% to 12/15/29, due 3/15/55 (Canada)(a)(b)		825,000	873,832
Enbridge, Inc., 7.625% to 10/15/32, due 1/15/83 (Canada)(a)		3,088,000	3,364,487
Enbridge, Inc., 8.25% to 10/15/28, due 1/15/84, Series NC5 (Canada)(a)		3,379,000	3,618,051
Enbridge, Inc., 8.50% to 10/15/33, due 1/15/84 (Canada)(a)		7,940,000	9,108,993
Energy Transfer LP, 6.50% to 11/15/26, Series H(a)(c)		3,020,000	3,046,060
Energy Transfer LP, 6.625% to 2/15/28, Series B(a)(c)		8,059,000	8,054,967
Energy Transfer LP, 6.75% to 11/15/35, due 2/15/56(a)		1,400,000	1,406,101
Energy Transfer LP, 7.125% to 5/15/30, Series G(a)(c)		7,422,000	7,628,725

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2025

		Principal Amount*		Value
Enterprise Products Operating LLC, 6.832% (3 Month USD Term SOFR + 3.039%), due 6/1/67(b)(d)			2,000,000	$1,991,950
Enterprise Products Operating LLC, 7.099% (3 Month USD Term SOFR + 3.248%), due 8/16/77, Series D(b)(d)			4,592,000	4,592,670
Phillips 66 Co., 5.875% to 12/15/30, due 3/15/56, Series A(a)(b)			4,500,000	4,454,081
Phillips 66 Co., 6.20% to 12/15/35, due 3/15/56, Series B(a)(b)			3,860,000	3,846,261
South Bow Canadian Infrastructure Holdings Ltd., 7.50% to 12/1/34, due 3/1/55 (Canada)(a)			3,490,000	3,732,464
South Bow Canadian Infrastructure Holdings Ltd., 7.625% to 12/1/29, due 3/1/55 (Canada)(a)			4,260,000	4,456,501
Transcanada Trust, 5.60% to 12/7/31, due 3/7/82 (Canada)(a)			4,404,000	4,366,608
Venture Global LNG, Inc., 9.00% to 9/30/29(a)(b)(c)(g)			4,904,000	3,876,419

				81,576,160

TELECOMMUNICATION SERVICES	0.7%
SoftBank Group Corp., 7.625% to 1/29/31, due 4/29/61 (Japan)(a)(b)(f)			4,600,000	4,325,724

TELECOMMUNICATIONS	3.6%
Bell Canada, 6.875% to 6/15/30, due 9/15/55 (Canada)(a)			2,980,000	3,086,916
Bell Canada, 7.00% to 6/15/35, due 9/15/55 (Canada)(a)			3,700,000	3,890,161
Telefonica Europe BV, 6.135% to 2/3/30 (Spain)(a)(c)(f)		EUR	1,600,000	2,010,126
TELUS Corp., 6.375% to 3/9/31, due 6/9/56 (Canada)(a)			3,100,000	3,106,461
TELUS Corp., 6.625% to 7/15/30, due 10/15/55 (Canada)(a)			3,620,000	3,696,393
TELUS Corp., 6.625% to 3/9/36, due 6/9/56 (Canada)(a)			4,870,000	4,867,382
TELUS Corp., 7.00% to 7/15/35, due 10/15/55 (Canada)(a)			2,750,000	2,864,207

				23,521,646

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2025

		Principal Amount*	Value
UTILITIES	14.6%
AES Corp., 6.95% to 4/15/30, due 7/15/55(a)		1,956,000	$1,939,568
AES Corp., 7.60% to 10/15/29, due 1/15/55(a)		1,170,000	1,192,351
Algonquin Power & Utilities Corp., 4.75% to 1/18/27, due 1/18/82 (Canada)(a)		5,322,000	5,270,737
AltaGas Ltd., 7.20% to 7/17/34, due 10/15/54 (Canada)(a)(g)		4,220,000	4,378,976
American Electric Power Co., Inc., 5.80% to 12/15/30, due 3/15/56, Series C(a)		3,700,000	3,674,860
American Electric Power Co., Inc., 6.05% to 12/15/35, due 3/15/56, Series D(a)		4,280,000	4,207,304
American Electric Power Co., Inc., 6.95% to 9/15/34, due 12/15/54(a)		1,518,000	1,633,122
American Electric Power Co., Inc., 7.05% to 9/15/29, due 12/15/54(a)		5,217,000	5,484,711
CenterPoint Energy, Inc., 6.85% to 11/15/34, due 2/15/55, Series B(a)		1,092,000	1,172,087
CenterPoint Energy, Inc., 7.00% to 11/15/29, due 2/15/55, Series A(a)		2,750,000	2,869,809
CMS Energy Corp., 6.50% to 3/1/35, due 6/1/55(a)		2,940,000	3,024,790
Dominion Energy, Inc., 6.20% to 11/15/35, due 2/15/56(a)(b)		3,785,000	3,790,101
Dominion Energy, Inc., 6.625% to 2/15/35, due 5/15/55(a)(b)		1,955,000	2,015,638
Dominion Energy, Inc., 6.875% to 11/3/29, due 2/1/55, Series A(a)(b)		2,760,000	2,870,446
Dominion Energy, Inc., 7.00% to 3/3/34, due 6/1/54, Series B(a)(b)		1,340,000	1,456,045
Entergy Corp., 6.10% to 3/15/36, due 6/15/56(a)(b)		2,720,000	2,716,942
Entergy Corp., 7.125% to 9/1/29, due 12/1/54(a)(b)		1,845,000	1,938,474
EUSHI Finance, Inc., 7.625% to 9/15/29, due 12/15/54(a)		2,377,000	2,500,496
Evergy, Inc., 6.65% to 3/1/30, due 6/1/55(a)(b)		2,640,000	2,711,050
Exelon Corp., 6.50% to 12/15/34, due 3/15/55(a)(b)		1,020,000	1,062,032
NextEra Energy Capital Holdings, Inc., 6.375% to 5/15/30, due 8/15/55(a)(b)		1,660,000	1,714,617
NextEra Energy Capital Holdings, Inc., 6.50% to 5/15/35, due 8/15/55(a)(b)		4,195,000	4,421,969

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2025

		Principal Amount*	Value
NextEra Energy Capital Holdings, Inc., 6.70% to 6/1/29, due 9/1/54(a)(b)		4,334,000	$4,505,970
NextEra Energy Capital Holdings, Inc., 6.75% to 3/15/34, due 6/15/54(a)(b)		4,863,000	5,194,246
NiSource, Inc., 6.375% to 12/31/34, due 3/31/55(a)		1,511,000	1,565,741
NiSource, Inc., 6.95% to 8/30/29, due 11/30/54(a)		261,000	273,026
Sempra, 4.125% to 1/1/27, due 4/1/52(a)(b)		3,040,000	2,990,089
Sempra, 6.375% to 1/1/31, due 4/1/56(a)(b)		3,470,000	3,547,746
Sempra, 6.40% to 7/1/34, due 10/1/54(a)(b)		5,274,000	5,367,268
Sempra, 6.875% to 7/1/29, due 10/1/54(a)(b)		5,652,000	5,830,615
Spire, Inc., 6.25% to 3/1/31, due 6/1/56(a)(b)		2,690,000	2,680,898
Spire, Inc., 6.45% to 3/1/36, due 6/1/56(a)(b)		1,610,000	1,605,885

			95,607,609

TOTAL PREFERRED SECURITIES—OVER-THE-COUNTER
(Identified cost—$853,879,883)			889,696,361

CORPORATE BONDS—UTILITIES	0.1%
Enel Finance International NV, 7.50%, due 10/14/32 (Italy)(b)(g)		800,000	922,926

TOTAL CORPORATE BONDS
(Identified cost—$782,952)			922,926

U.S. TREASURY NOTES	1.3%
U.S. Treasury Notes, 4.25%, due 8/15/35		8,400,000	8,461,687

TOTAL U.S. TREASURY NOTES
(Identified cost—$8,488,895)			8,461,687

		Shares
SHORT-TERM INVESTMENTS	1.7%
MONEY MARKET FUNDS
State Street Institutional Treasury Plus Money Market Fund, Premier Class, 3.74%(j)		3,900,043	3,900,043

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2025

		Shares	Value
State Street Institutional U.S. Government Money Market Fund, Premier Class, 3.74%(j)		7,397,352	$7,397,352

TOTAL SHORT-TERM INVESTMENTS
(Identified cost—$11,297,395)			11,297,395

TOTAL INVESTMENTS IN SECURITIES
(Identified cost—$919,323,360)	145.8%		955,561,686
LIABILITIES IN EXCESS OF OTHER ASSETS	(45.8)		(300,353,757)

NET ASSETS	100.0%		$655,207,929

Centrally Cleared Interest Rate Swap Contracts

Notional Amount	Fixed Rate	Fixed Rate Pay/ Receive	Fixed Payment Frequency	Floating Rate		Floating Rate Pay/ Receive	Floating Payment Frequency	Maturity Date	Unrealized Appreciation (Depreciation)	Upfront Payments (Receipts)	Value
EUR 15,800,000	2.388%	Pay	Annually	2.170	%(k)	Receive	Semi-Annually	12/16/30	$ 160,032	$ —	$ 160,032
12,000,000	2.548%	Pay	Annually	2.127	%(k)	Receive	Semi-Annually	11/1/32	146,849	—	146,849
$ 94,000,000	1.181%	Pay	Monthly	3.984	%(l)	Receive	Monthly	9/15/26	1,728,897	(4,669)	1,724,228
90,000,000	0.930%	Pay	Monthly	3.984	%(l)	Receive	Monthly	9/15/27	3,853,298	(8,345)	3,844,953
40,000,000	3.655%	Pay	Monthly	3.870	%(l)	Receive	Monthly	9/15/28	(404,629)	—	(404,629)
40,000,000	3.588%	Pay	Monthly	3.870	%(l)	Receive	Monthly	9/15/28	(332,636)	—	(332,636)
19,000,000	3.227%	Receive	Annually	3.870	%(l)	Pay	Annually	12/16/30	(196,566)	—	(196,566)
14,000,000	3.497%	Receive	Annually	3.870	%(l)	Pay	Annually	11/1/32	(83,801)	—	(83,801)

									$4,871,444	$(13,014)	$4,858,430

Forward Foreign Currency Exchange Contracts

Counterparty	Contracts to Deliver		In Exchange For		Settlement Date	Unrealized Appreciation (Depreciation)
Brown Brothers Harriman	EUR	60,339,800	USD	70,783,111	1/22/26	$(185,346)
Brown Brothers Harriman	GBP	21,414,994	USD	28,685,813	1/22/26	(179,958)

						$(365,304)

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2025

Glossary of Portfolio Abbreviations

EUR	Euro Currency
EURIBOR	Euro Interbank Offered Rate
GBP	British Pound
ICON	Income Capital Obligation Note
OIS	Overnight Indexed Swap
SOFR	Secured Overnight Financing Rate
USD	United States Dollar

Fair Value Hierarchy as of Year End

Various inputs are used in determining the fair value of financial instruments. For a description of the input levels and information about the Fund’s policy regarding valuation of financial instruments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s financial instruments categorized in the fair value hierarchy. The breakdown of the Fund’s financial instruments into major categories is disclosed in the Schedule of Investments above.

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Preferred Securities— Exchange-Traded	$45,183,317	$—	$—	$45,183,317
Preferred Securities— Over-the-Counter	—	889,696,361	—	889,696,361
Corporate Bonds	—	922,926	—	922,926
U.S. Treasury Notes	—	8,461,687	—	8,461,687
Short-Term Investments	—	11,297,395	—	11,297,395

Total Investments in Securities	$45,183,317	$910,378,369	$—	$955,561,686

Interest Rate Swap Contracts	$—	$5,889,076	$—	$5,889,076

Total Derivative Assets	$—	$5,889,076	$—	$5,889,076

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2025

	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Forward Foreign Currency Exchange Contracts	$—	$(365,304)	$—	$(365,304)
Interest Rate Swap Contracts	—	(1,017,632)	—	(1,017,632)

Total Derivative Liabilities	$—	$(1,382,936)	$—	$(1,382,936)

The following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

	Balance as of December 31, 2024	Transfer out of Level 3(m)	Change in unrealized appreciation (depreciation)	Balance as of December 31, 2025
Preferred Securities— Over-the-Counter	$688,500	$(2,227,500)	$1,539,000	$—

Note: Percentages indicated are based on the net assets of the Fund.

*	Amount denominated in U.S. dollars unless otherwise indicated.
†	Represents shares.
(a)	Security converts to floating rate after the indicated fixed–rate coupon period.
(b)	All or a portion of the security is pledged as collateral in connection with the Fund’s revolving credit agreement. $413,507,621 in aggregate has been pledged as collateral.
(c)	Perpetual security. Perpetual securities have no stated maturity date, but they may be called/redeemed by the issuer.
(d)	Variable rate. Rate shown is in effect at December 31, 2025.
(e)

Contingent Capital security (CoCo). CoCos are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer. Aggregate holdings amounted to $319,450,972 which represents 48.8% of the net assets of the Fund (32.9% of the managed assets of the Fund).

(f)

Securities exempt from registration under Regulation S of the Securities Act of 1933. These securities are subject to resale restrictions. Aggregate holdings amounted to $137,970,031 which represents 21.1% of the net assets of the Fund, of which 0.0% are illiquid.

(g)

Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may only be resold to qualified institutional buyers. Aggregate holdings amounted to $202,443,950 which represents 30.9% of the net assets of the Fund, of which 2.0% are illiquid.

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

SCHEDULE OF INVESTMENTS—(Continued)

December 31, 2025

(h)	Non–income producing security.
(i)	Security is in default.
(j)	Rate quoted represents the annualized seven–day yield.
(k)	Based on 6-Month EURIBOR. Represents rates in effect at December 31, 2025.
(l)	Based on 1-Day USD-SOFR-OIS. Represents rates in effect at December 31, 2025.
(m)

As of December 31, 2024, the Fund used significant unobservable inputs in determining the value of this investment. As of December 31, 2025, the Fund used significant observable inputs in determining the value of the same investment.

Country Summary	% of Managed Assets
United States	48.0
Canada	12.2
United Kingdom	9.1
France	8.7
Switzerland	3.4
Spain	3.3
Japan	3.0
Netherlands	2.7
Germany	2.3
Greece	1.2
Italy	1.0
Sweden	0.6
Ireland	0.6
Austria	0.5
Other (includes short-term investments)	3.4

100.0

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2025

ASSETS:
Investments in securities, at value (Identified cost—$919,323,360)	$955,561,686
Cash	85,313
Cash collateral pledged for interest rate swap contracts	2,934,518
Foreign currency, at value (Identified cost—$1,619,456)	1,625,603
Receivable for:
Dividends and interest	12,522,246
Investment securities sold	34,953
Variation margin on interest rate swap contracts	46,684
Other assets	3,500

Total Assets	972,814,503

LIABILITIES:
Unrealized depreciation on forward foreign currency exchange contracts	365,304
Payable for:
Credit agreement	315,000,000
Interest expense	1,216,337
Investment advisory fees	575,268
Dividends and distributions declared	204,016
Administration fees	49,309
Directors’ fees	105
Other liabilities	196,235

Total Liabilities	317,606,574

NET ASSETS	$655,207,929

NET ASSETS consist of:
Paid-in capital	$684,634,612
Total distributable earnings/(accumulated loss)	(29,426,683)

$655,207,929

NET ASSET VALUE PER SHARE:
($655,207,929 ÷ 29,079,221 shares outstanding)	$22.53

MARKET PRICE PER SHARE	$21.17

MARKET PRICE PREMIUM (DISCOUNT) TO NET ASSET VALUE PER SHARE	(6.04)%

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2025

Investment Income:
Interest	$58,101,578
Dividends	4,426,222

Total Investment Income	62,527,800

Expenses:
Interest expense	15,791,125
Investment advisory fees	6,688,113
Administration fees	663,725
Professional fees	107,478
Shareholder reporting expenses	96,308
Directors’ fees and expenses	27,927
Custodian fees and expenses	27,480
Transfer agent fees and expenses	19,812
Miscellaneous	73,060

Total Expenses	23,495,028

Net Investment Income (Loss)	39,032,772

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments in securities	16,289,303
Interest rate swap contracts	8,774,018
Forward foreign currency exchange contracts	(7,442,544)
Foreign currency transactions	(605)

Net realized gain (loss)	17,620,172

Net change in unrealized appreciation (depreciation) on:
Investments in securities	18,401,473
Interest rate swap contracts	(9,962,959)
Forward foreign currency exchange contracts	(738,598)
Foreign currency translations	48,113

Net change in unrealized appreciation (depreciation)	7,748,029

Net Realized and Unrealized Gain (Loss)	25,368,201

Net Increase (Decrease) in Net Assets Resulting from Operations	$64,400,973

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

STATEMENT OF CHANGES IN NET ASSETS

	For the Year Ended December 31, 2025	For the Year Ended December 31, 2024
Change in Net Assets:
From Operations:
Net investment income (loss)	$39,032,772	$34,217,552
Net realized gain (loss)	17,620,172	20,460,370
Net change in unrealized appreciation (depreciation)	7,748,029	30,527,088

Net increase (decrease) in net assets resulting from operations	64,400,973	85,205,010

Distributions to shareholders	(45,326,058)	(44,808,303)
Tax return of capital to shareholders	(386,477)	(904,232)

Total distributions	(45,712,535)	(45,712,535)

Total increase (decrease) in net assets	18,688,438	39,492,475
Net Assets:
Beginning of year	636,519,491	597,027,016

End of year	$655,207,929	$636,519,491

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

STATEMENT OF CASH FLOWS

For the Year Ended December 31, 2025

Increase (Decrease) in Cash:
Cash Flows from Operating Activities:
Net increase (decrease) in net assets resulting from operations	$64,400,973
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by operating activities:
Purchases of long-term investments	(467,189,797)
Proceeds from sales and maturities of long-term investments	476,385,620
Net purchases, sales and maturities of short-term investments	6,218,099
Net amortization of premium (accretion of discount) on investments in securities	1,172,135
Net (increase) decrease in dividends and interest receivable and other assets	(1,307,872)
Net (increase) decrease in receivable for variation margin on interest rate swap contracts	18,933
Net increase (decrease) in interest expense payable, accrued expenses and other liabilities	(180,901)
Net change in unrealized (appreciation) depreciation on investments in securities	(18,401,473)
Net change in unrealized (appreciation) depreciation on forward foreign currency exchange contracts	738,598
Net realized (gain) loss on investments in securities	(16,289,303)

Cash provided by (used for) operating activities	45,565,012

Cash Flows from Financing Activities:
Dividends and distributions paid	(45,690,961)

Increase (decrease) in cash and restricted cash	(125,949)
Cash and restricted cash at beginning of year (including foreign currency)	4,771,383

Cash and restricted cash at end of year (including foreign currency)	$4,645,434

Supplemental Disclosure of Cash Flow Information:

For the year ended December 31, 2025, interest paid was $15,991,850.

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

STATEMENT OF CASH FLOWS—(Continued)

For the Year Ended December 31, 2025

The following table provides a reconciliation of cash and restricted cash reported within the Statement of Assets and Liabilities that sums to the total of such amounts shown on the Statement of Cash Flows.

Cash	$85,313
Restricted cash	2,934,518
Foreign currency	1,625,603

Total cash and restricted cash shown on the Statement of Cash Flows	$4,645,434

Restricted cash consists of cash that has been pledged to cover the Fund’s collateral or margin obligations under derivative contracts. It is reported on the Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts.

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

FINANCIAL HIGHLIGHTS

The following table includes selected data for a share outstanding throughout each year and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Year Ended December 31,
Per Share Operating Data:	2025	2024	2023	2022	2021
Net asset value, beginning of year	$21.89	$20.53	$20.79	$25.34	$25.99

Income (loss) from investment operations:

Net investment income (loss)(a)	1.34	1.18	1.05	1.26	1.38
Net realized and unrealized gain (loss)	0.87	1.75	0.29	(4.19)	0.09

Total from investment operations	2.21	2.93	1.34	(2.93)	1.47

Less dividends and distributions to shareholders from:

Net investment income	(1.56)	(1.54)	(1.42)	(1.45)	(1.40)
Net realized gain	—	—	—	(0.05)	(0.72)
Tax return of capital	(0.01)	(0.03)	(0.18)	(0.12)	—

Total dividends and distributions to shareholders	(1.57)	(1.57)	(1.60)	(1.62)	(2.12)

Anti-dilutive effect from the issuance of reinvested shares	—	—	—	—	0.00 (b)

Net increase (decrease) in net asset value	0.64	1.36	(0.26)	(4.55)	(0.65)

Net asset value, end of year	$22.53	$21.89	$20.53	$20.79	$25.34

Market price, end of year	$21.17	$20.20	$18.43	$19.02	$26.48

Net asset value total return(c)	10.89%	15.19%	7.72%	-11.31%	5.81%

Market price total return(c)	12.91%	18.41%	5.70%	-22.35%	8.03%

Ratios/Supplemental Data:

Net assets, end of year (in millions)	$655.2	$636.5	$597.0	$604.5	$735.9

Ratios to average daily net assets:

Expenses	3.67%	4.22%	4.47%	2.48%	1.55%

Expenses (excluding interest expense)	1.20%	1.21%	1.27%	1.23%	1.17%

Net investment income (loss)	6.09%	5.50%	5.28%	5.65%	5.31%

Portfolio turnover rate	50%	62%	49%	47%	48%

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

FINANCIAL HIGHLIGHTS—(Continued)

	For the Year Ended December 31,
	2025	2024	2023	2022	2021
Credit Agreement:

Asset coverage ratio for credit agreement	308%	302%	290%	292%	334%

Asset coverage per $1,000 for credit agreement	$3,080	$3,021	$2,895	$2,919	$3,336

Amount of loan outstanding (in millions)	$315.0	$315.0	$315.0	$315.0	$315.0

(a)	Calculation based on average shares outstanding.
(b)	Amount is less than $0.005.
(c)

Net asset value total return measures the change in net asset value per share over the year indicated. Market price total return is computed based upon the Fund’s market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund’s dividend reinvestment plan.

See accompanying notes to financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

NOTES TO FINANCIAL STATEMENTS

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Limited Duration Preferred and Income Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on May 1, 2012 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, closed-end management investment company. The Fund’s primary investment objective is high current income. The Fund’s secondary investment objective is capital appreciation.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification (ASC) Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Forward foreign currency exchange contracts are valued daily at the prevailing forward exchange rate. Centrally cleared interest rate swaps are valued at the price determined by the relevant exchange or clearinghouse.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the OTC market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be OTC, are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities.

Fixed-income securities are valued on the basis of prices provided by a third-party pricing service or third-party broker-dealers when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair value of such securities. The pricing services or broker-dealers use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services or broker-dealers may utilize a

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

NOTES TO FINANCIAL STATEMENTS—(Continued)

market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services or broker-dealers also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining fair value and/or characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features which are then used to calculate the fair values.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at net asset value (NAV).

The Board of Directors has designated the investment advisor as the Fund’s “Valuation Designee” under Rule 2a-5 under the 1940 Act. As Valuation Designee, the investment advisor is authorized to make fair valuation determinations, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund’s Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

The Fund’s use of fair value pricing may cause the NAV of Fund shares to differ from the NAV that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund’s investments is summarized below.

•	Level 1—quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

NOTES TO FINANCIAL STATEMENTS—(Continued)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing investments may or may not be an indication of the risk associated with those investments. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy.

The levels associated with valuing the Fund’s investments as of December 31, 2025 are disclosed in the Fund’s Schedule of Investments.

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income, which includes the amortization of premiums and accretion of discounts, is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from real estate investment trusts (REITs) are recorded as ordinary income, net realized capital gains or return of capital based on information reported by the REITs and management’s estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Cash: For the purposes of the Statement of Cash Flows, the Fund defines cash as cash, including foreign currency and restricted cash.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign currency transaction gains or losses arise from sales of foreign currencies, (excluding gains and losses on forward foreign currency exchange contracts, which are presented separately, if any) currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign currency translation gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Forward Foreign Currency Exchange Contracts: The Fund may enter into forward foreign currency exchange contracts to hedge the currency exposure associated with certain of its non-U.S. dollar-

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

NOTES TO FINANCIAL STATEMENTS—(Continued)

denominated securities. A forward foreign currency exchange contract is a commitment between two parties to purchase or sell foreign currency at a set price on a future date. The market value of a forward foreign currency exchange contract fluctuates with changes in foreign currency exchange rates. These contracts are marked to market daily and the change in value is recorded by the Fund as unrealized appreciation and/or depreciation on forward foreign currency exchange contracts. Realized gains or losses equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed are included in net realized gain or loss on forward foreign currency exchange contracts. For federal income tax purposes, the Fund has made an election to treat gains and losses from forward foreign currency exchange contracts as capital gains and losses.

Forward foreign currency exchange contracts involve elements of market risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund bears the risk of an unfavorable change in the foreign exchange rate underlying the contract. Risks may also arise upon entering these contracts from the potential inability of the counterparties to meet the terms of their contracts. In connection with these contracts, securities may be identified as collateral in accordance with the terms of the respective contracts.

Centrally Cleared Interest Rate Swap Contracts: The Fund uses interest rate swaps in connection with borrowing under its credit agreement. The Fund may enter into interest rate swap contracts to manage interest rate risk. The interest rate swaps that are intended to reduce interest rate risk under the credit agreement seek to do so by countering the effect that an increase in short-term interest rates could have on the performance of the Fund’s shares as a result of the floating rate structure of interest owed pursuant to the credit agreement. When entering into such interest rate swaps, the Fund agrees to pay the other party to the interest rate swap (which is known as the counterparty) a fixed rate payment in exchange for the counterparty’s agreement to pay the Fund a variable rate payment that was intended to approximate the Fund’s variable rate payment obligation on the credit agreement. The payment obligation is based on the notional amount of the swap. Depending on the state of interest rates in general, the use of interest rate swaps could enhance or harm the overall performance of the Fund. Swaps are marked-to-market daily and changes in the value are recorded as unrealized appreciation (depreciation) in the Statement of Operations.

Immediately following execution of the swap agreement, the swap agreement is novated to a central counterparty (the CCP) and the Fund’s counterparty on the swap agreement becomes the CCP. The Fund is required to interface with the CCP through a broker. Upon entering into a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated on the Schedule of Investments and cash deposited is recorded on the Statement of Assets and Liabilities as cash collateral pledged for interest rate swap contracts. The daily change in valuation of centrally cleared swaps is recorded as a receivable or payable for variation margin on interest rate swap contracts in the Statement of Assets and Liabilities. Any upfront payments paid or received upon entering into a swap agreement would be recorded as assets or liabilities, respectively, in the Statement of Assets and Liabilities, and amortized or accreted over the life of the swap and recorded as realized gain (loss) in the Statement

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

NOTES TO FINANCIAL STATEMENTS—(Continued)

of Operations. Payments received from or paid to the counterparty during the term of the swap agreement, or at termination, are recorded as realized gain (loss) in the Statement of Operations.

Swap agreements involve, to varying degrees, elements of market and counterparty risk, and exposure to loss in excess of the related amounts reflected on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of contractual terms in the agreements and that there may be unfavorable changes in interest rates.

Dividends and Distributions to Shareholders: The Fund makes regular monthly distributions pursuant to the Policy. Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are typically declared quarterly and paid monthly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund’s dividend reinvestment plan, unless the shareholder has elected to have them paid in cash.

Dividends from net investment income are subject to recharacterization for tax purposes. Based upon the results of operations for the year ended December 31, 2025, a portion of the dividends has been reclassified to distributions from tax return of capital.

Distributions Subsequent to December 31, 2025: The following distributions have been declared by the Fund’s Board of Directors and are payable subsequent to the period end of this report.

Ex-Date/ Record Date	Payable Date	Amount
1/13/26	1/30/26	$0.131
2/10/26	2/27/26	$0.131
3/10/26	3/31/26	$0.131

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company (RIC), if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to RICs, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities are recorded net of non-U.S. taxes paid. Management has analyzed the Fund’s tax positions taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of December 31, 2025, no additional provisions for income tax are required in the Fund’s financial statements. The Fund’s tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: Cohen & Steers Capital Management, Inc. serves as the Fund’s investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund’s investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.70% of the average daily managed assets of the Fund. Managed assets are equal to the net assets plus the amount of any borrowings used for leverage outstanding.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.06% of the average daily managed assets of the Fund. For the year ended December 31, 2025, the Fund incurred $573,267 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors’ and Officers’ Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to interested directors and officers, except for the Chief Compliance Officer who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $5,657 for the year ended December 31, 2025.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the year ended December 31, 2025, totaled $467,189,797 and $475,774,228, respectively.

Note 4. Derivative Investments

The following tables present the value of derivatives held at December 31, 2025 and the effect of derivatives held during the year ended December 31, 2025, if any, along with the respective location in the financial statements.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Statement of Assets and Liabilities

	Assets			Liabilities
Derivatives	Location	Fair Value		Location	Fair Value
Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts(a)	—	$—		Unrealized depreciation	$365,304

Interest Rate Risk:
Interest Rate Swap Contracts(b)	Receivable for variation margin on interest rate swap contracts	4,871,444	(c)	—	—

(a)	Forward foreign currency exchange contracts executed with Brown Brothers Harriman are not subject to a master netting agreement or another similar arrangement.
(b)	Not subject to a master netting agreement or another similar arrangement.
(c)

Amount represents the cumulative net appreciation (depreciation) on interest rate swap contracts as reported on the Schedule of Investments. The Statement of Assets and Liabilities only reflects the current day variation margin receivable from the broker.

Statement of Operations

Derivatives	Location	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)
Foreign Currency Exchange Risk:
Forward Foreign Currency Exchange Contracts	Net Realized and Unrealized Gain (Loss)	$(7,442,544)	$(738,598)

Interest Rate Risk:
Interest Rate Swap Contracts	Net Realized and Unrealized Gain (Loss)	8,774,018	(9,962,959)

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

NOTES TO FINANCIAL STATEMENTS—(Continued)

The following summarizes the monthly average volume of the Fund’s interest rate swap contracts and forward foreign currency exchange contracts activity for the year ended December 31, 2025:

	Interest Rate Swap Contracts	Forward Foreign Currency Exchange Contracts
Average Notional Amount(a)	$322,347,095	$94,154,802

(a)

Average notional amount represents the average for all months in which the Fund had interest rate swap contracts and forward foreign currency exchange contracts outstanding at month-end. For the period, this represents, twelve months for interest rate swap contacts and forward foreign currency exchange contracts.

Note 5. Income Tax Information

The tax character of dividends and distributions paid was as follows:

	For the Year Ended December 31,
	2025	2024
Ordinary income	$45,326,058	$44,808,303
Tax return of capital	386,477	904,232

Total dividends and distributions	$45,712,535	$45,712,535

As of December 31, 2025, the tax-basis components of accumulated earnings, the federal tax cost and net unrealized appreciation (depreciation) in value of investments held were as follows:

Cost of investments in securities for federal income tax purposes	$917,101,523

Gross unrealized appreciation on investments	$52,123,316
Gross unrealized depreciation on investments	(9,011,290)

Net unrealized appreciation (depreciation) on investments	$43,112,026

During the year ended December 31, 2025, the Fund utilized net capital loss carryforwards of $8,868,897.

As of December 31, 2025, the Fund has a net capital loss carryforward of $72,557,249 which may be used to offset future capital gains. The loss is comprised of $10,448,191 of short-term capital loss carryover and $62,109,058 of long-term capital loss carryover, which under current federal income tax rules, may offset capital gains recognized in any future period.

As of December 31, 2025, the Fund had temporary book/tax differences primarily attributable to wash sales on portfolio securities, and certain fixed income securities, and permanent book/tax

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

NOTES TO FINANCIAL STATEMENTS—(Continued)

differences primarily attributable to certain fixed-income securities. To reflect reclassifications arising from the permanent differences, paid-in capital was credited $3,797,803 and total distributable earnings/(accumulated loss) was charged $3,797,803. Net assets were not affected by this reclassification.

Note 6. Capital Stock

The Fund is authorized to issue 250 million shares of common stock at a par value of $0.001 per share.

During the years ended December 31, 2025 and December 31, 2024, the Fund did not issue shares of common stock for the reinvestment of dividends.

On December 10, 2024, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (Share Repurchase Program) as of January 1, 2025 through December 31, 2025.

On December 9, 2025, the Board of Directors approved the continuation of the Share Repurchase Program, which allows the Fund to repurchase up to 10% of the Fund’s common shares outstanding as of January 1, 2026 through December 31, 2026. There is no assurance that the Fund will repurchase shares in any particular amounts or at all.

During the years ended December 31, 2025 and December 31, 2024, the Fund did not effect any repurchases.

Note 7. Borrowings

The Fund has entered into a $315,000,000 revolving credit agreement (the credit agreement) with State Street Bank and Trust Company (State Street). The Fund pays a monthly financing charge which is calculated based on the utilized portion of the credit agreement and a Secured Overnight Financing Rate (SOFR)-based rate. The Fund also pays a fee of 0.15% per annum for each day in which the aggregate loans outstanding under the credit agreement total less than 80% of the credit agreement amount of $315,000,000. The credit agreement has a 360-day evergreen provision whereby State Street may terminate this agreement upon 360 days’ notice, but the Fund may terminate on three business days’ notice to State Street. Securities held by the Fund are subject to a lien, granted to State Street, to the extent of the borrowing outstanding in connection with the Fund’s revolving credit agreement. If the Fund fails to meet certain requirements, or maintain other financial covenants required under the credit agreement, the Fund may be required to repay immediately, in part or in full, the loan balance outstanding under the credit agreement, necessitating the sale of portfolio securities at potentially inopportune times.

As of December 31, 2025, the Fund had outstanding borrowings of $315,000,000 at a current rate of 4.6%. The carrying value of the borrowings approximates fair value. The borrowings are classified as Level 2 within the fair value hierarchy. During the year ended December 31, 2025, the Fund borrowed an average daily balance of $315,000,000 at a weighted average borrowing cost of 5.0%.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

NOTES TO FINANCIAL STATEMENTS—(Continued)

Note 8. Operating Segments

An operating segment is defined in ASC Topic 280 as a component of a public entity that engages in business activities from which it may recognize revenues and incur expenses, has operating results that are regularly reviewed by the public entity’s chief operating decision maker (CODM) to make decisions about resources to be allocated to the segment and assess its performance, and has discrete financial information available. The executive committee of the Fund’s investment advisor and the Fund’s chief executive officer and chief financial officer act as the Fund’s CODM. The Fund represents a single operating segment, as the CODM monitors the operating results of the Fund as a whole and the Fund’s long-term strategic asset allocation is pre-determined in accordance with the terms of its prospectus, based on a defined investment strategy which is executed by the Fund’s portfolio managers as a team. The financial information in the form of the Fund’s total returns, expense ratios, subscriptions and redemptions, which are used by the CODM to assess the segment’s performance versus the Fund’s comparative benchmarks and to make resource allocation decisions for the Fund’s single segment, is consistent with that presented within the Fund’s financial statements.

Note 9. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 10. Subsequent Events

Management has evaluated events and transactions occurring after December 31, 2025 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Shareholders of

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Cohen & Steers Limited Duration Preferred and Income Fund, Inc. (the “Fund”) as of December 31, 2025, the related statements of operations and cash flows for the year ended December 31, 2025, the statement of changes in net assets for each of the two years in the period ended December 31, 2025, including the related notes, and the financial highlights for each of the five years in the period ended December 31, 2025 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of December 31, 2025, the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the two years in the period ended December 31, 2025 and the financial highlights for each of the five years in the period ended December 31, 2025 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2025 by correspondence with the custodian, transfer agent and brokers. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

New York, NY

February 25, 2026

We have served as the auditor of one or more investment companies in the Cohen & Steers family of funds since 1991.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

(The following pages are unaudited)

TAX INFORMATION—2025

For the calendar year ended December 31, 2025, for individual taxpayers, the Fund designates $38,767,377 as qualified dividend income eligible for reduced tax rates. In addition, for corporate taxpayers, 32.75% of the ordinary dividends paid qualified for the dividends received deduction (DRD).

REINVESTMENT PLAN

The Fund has a dividend reinvestment plan commonly referred to as an “opt-out” plan (the Reinvestment Plan). Each common shareholder who participates in the Reinvestment Plan will have all distributions of dividends and capital gains (Dividends) automatically reinvested in additional common shares by Computershare as agent (the Plan Agent). Shareholders who elect not to participate in the Reinvestment Plan will receive all Dividends in cash paid by check mailed directly to the shareholder of record (or if the shares are held in street or other nominee name, then to the nominee) by the Plan Agent, as dividend disbursing agent. Shareholders whose common shares are held in the name of a broker or nominee should contact the broker or nominee to determine whether and how they may participate in the Reinvestment Plan.

The Plan Agent serves as agent for the shareholders in administering the Reinvestment Plan. After the Fund declares a Dividend, the Plan Agent will, as agent for the shareholders, either: (i) receive the cash payment and use it to buy common shares in the open market, on the NYSE or elsewhere, for the participants’ accounts or (ii) distribute newly issued common shares of the Fund on behalf of the participants. The Plan Agent will receive cash from the Fund with which to buy common shares in the open market if, on the Dividend payment date, the net asset value (NAV) per share exceeds the market price per share plus estimated brokerage commissions on that date. The Plan Agent will receive the Dividend in newly issued common shares of the Fund if, on the Dividend payment date, the market price per share plus estimated brokerage commissions equals or exceeds the NAV per share of the Fund on that date. The number of shares to be issued will be computed at a per share rate equal to the greater of (i) the NAV or (ii) 95% of the closing market price per share on the payment date.

If the market price per share is less than the NAV on a Dividend payment date, the Plan Agent will have until the last business day before the next ex-dividend date for the common stock, but in no event more than 30 days after the Dividend payment date (as the case may be, the Purchase Period), to invest the Dividend amount in shares acquired in open market purchases. If at the close of business on any day during the Purchase Period on which NAV is calculated the NAV equals or is less than the market price per share plus estimated brokerage commissions, the Plan Agent will cease making open market purchases and the uninvested portion of such Dividends shall be filled through the issuance of new shares of common stock from the Fund at the price set forth in the immediately preceding paragraph. Participants in the Reinvestment Plan may withdraw from the Reinvestment Plan upon notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a Dividend record date; otherwise, it will be effective for all subsequent Dividends. If any participant elects to have the Plan Agent sell all or part of his or her shares and remit the proceeds, the Plan Agent is authorized to deduct a $15.00 fee plus $0.10 per share brokerage commissions.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

The Plan Agent’s fees for the handling of reinvestment of Dividends will be paid by the Fund. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of Dividends. The automatic reinvestment of Dividends will not relieve participants of any income tax that may be payable or required to be withheld on such Dividends. The Fund reserves the right to amend or terminate the Reinvestment Plan. All correspondence concerning the Reinvestment Plan should be directed to the Plan Agent at (800) 432-8224.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling (866) 227-0757, (ii) on our website at cohenandsteers.com or (iii) on the U.S. Securities and Exchange Commission’s (SEC) website at http://www.sec.gov. In addition, the Fund’s proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling (866) 227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Disclosures of the Fund’s complete holdings are required to be made monthly on Form N-PORT, with every third month made available to the public by the SEC 60 days after the end of the Fund’s fiscal quarter. The Fund’s Form N-PORT is available (i) without charge, upon request, by calling (866) 227-0757 or (ii) on the SEC’s website at http://www.sec.gov.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund’s net investment company taxable income and net realized gains. Distributions in excess of the Fund’s net investment company taxable income and net realized gains are a return of capital distributed from the Fund’s assets. To the extent this occurs, the Fund’s shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund’s total assets and, therefore, could have the effect of increasing the Fund’s expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

The following information in this annual shareholder report is a summary of certain information about the Fund. This information may not reflect all of the changes that have occurred since you purchased the Fund.

Changes to the Portfolio Management Team

Effective close of business on January 31, 2025, Robert Kastoff was added as a portfolio manager of the Fund. Elaine Zaharis-Nikas and Jerry Dorost continue to serve as portfolio managers of the Fund.

CURRENT INVESTMENT OBJECTIVES, PRINCIPAL INVESTMENT POLICIES AND PRINCIPAL

RISKS OF THE FUND

The information contained herein is provided for informational purposes only and does not constitute a solicitation of an offer to buy or sell Fund shares.

Investment Objectives

The Fund’s primary investment objective is high current income. The Fund’s secondary objective is capital appreciation. Unless otherwise indicated herein, the Fund’s investment objectives and investment policies are considered non-fundamental and may be changed by the Fund’s Board of Directors without stockholder approval. However, the Fund’s investment objectives and its policy of investing at least 80% of its Managed Assets (defined below) in preferred and other income securities may only be changed upon 60 days’ prior written notice to the Fund’s stockholders.

Investment Strategies

The Fund pursues its objectives primarily by investing in issues of preferred and other income securities believed to be undervalued relative to credit quality and other investment characteristics. In making this determination, the investment advisor evaluates the fundamental characteristics of an issuer, including an issuer’s creditworthiness, and also takes into account prevailing market factors. In analyzing credit quality, the investment advisor considers not only fundamental analysis, but also an issuer’s corporate and capital structure and the placement of the preferred or other income securities within that structure. In evaluating relative value, the investment advisor also takes into account call, conversion and other structural security features, in addition to such factors as the likely directions of credit ratings and relative value versus other income security classes. In assessing duration, the investment advisor considers potential changes to interest rates, and a security’s yield, coupon payments (including the frequency of coupon resets, if applicable), price and par value and call features, in addition to the amount of time until the security matures. The Fund will not seek to achieve specific environmental, social or governance (ESG) outcomes through its portfolio of investments, nor will it pursue an overall impact or sustainable investment strategy. However, the investment advisor will incorporate consideration of relevant ESG factors into its investment decision-making. For example, although the investment advisor does not generally exclude investments based on ESG factors alone, when considering an investment opportunity with material exposure to carbon emissions regulation, this risk may be considered as one factor in the investment advisor’s holistic review process.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

Under normal market conditions, the Fund invests at least 80% of its Managed Assets in a portfolio of preferred and other income securities issued by U.S. and non-U.S. companies, including traditional preferred securities; hybrid-preferred securities that have investment and economic characteristics of both preferred stock and debt securities; floating-rate and fixed-to-floating-rate preferred securities; fixed-and floating-rate corporate debt securities; convertible securities; contingent capital securities (CoCos); and securities of other open-end, closed-end or exchange-traded funds that invest primarily in preferred and/or debt securities. These securities may be across a wide range of sectors and industries. The Fund may also invest in common stocks, government securities, mortgage-and asset-backed securities and municipal securities. These securities are not included within the Fund’s 80% investment policy. “Managed Assets” are the Fund’s net assets, plus the principal amount of loans from financial institutions or debt securities issued by the Fund, the liquidation preference of preferred shares issued by the Fund, if any, and the proceeds of any reverse repurchase agreements entered into by the Fund. In addition to purchasing securities in the secondary market, the Fund seeks investment opportunities in new issues and follow-on or secondary offerings of preferred securities.

Duration is a mathematical calculation of the average life of a fixed-income or preferred security that serves as a measure of the security’s price risk to changes in interest rates (or yields). Modified duration is a more precise measure of a security’s sensitivity to interest rates (or yields) than term to maturity. Prices of securities with higher durations are usually more sensitive to interest rate (or yield) changes than securities with lower durations. For example, a security or portfolio with a duration of five years would be expected to increase in value by approximately 5% with a 1% reduction in interest rates (or yields); conversely, the security or portfolio would be expected to decrease in value by approximately 5% with a 1% increase in interest rates (or yields).

The Fund seeks to target a weighted average modified duration (duration) of not more than six years. However, under certain market conditions, the Fund’s duration may be longer or shorter than six years. In seeking to maintain its target duration, the Fund will invest significantly in floating-rate and fixed-to-floating-rate preferred securities, which tend to be less price-sensitive to rising interest rates (or yields) than fixed-rate securities with similar terms to maturity. Duration incorporates certain characteristics of a security, such as the security’s yield, coupon payments (including the frequency of coupon resets, if applicable), price and par value, final maturity (if any) and call features, into one measure.

The Fund also will invest 25% or more of its total assets in the financials sector, which is comprised of the banks, diversified financials, real estate (including real estate investment trusts (REITs)) and insurance industries. From time to time, the Fund may have 25% or more of its total assets invested in any one of these industries that make up the financials sector. In addition, the Fund also may focus its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications. The investment advisor retains broad discretion to allocate the Fund’s investments across various sectors and industries.

The Fund may invest up to 100% of its Managed Assets in securities of U.S. companies, and may also invest up to 100% of its Managed Assets in securities of non-U.S. companies, including securities issued by companies domiciled in emerging market countries. The Fund may invest up to 100% of its Managed Assets in non-U.S. dollar-denominated securities, and the investment advisor

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

may hedge some or all of the Fund’s foreign currency exposure. The Fund may also invest in securities of foreign companies in the form of American Depositary Receipts (ADRs), Global Depositary Receipts (GDRs) and European Depositary Receipts (EDRs). Generally, ADRs in registered form are dollar-denominated securities designed for use in the U.S. securities markets, which represent and may be converted into an underlying foreign security. GDRs, in bearer form, are designed for use outside the United States. EDRs, in bearer form, are designed for use in the European securities markets.

The Fund may invest in investment grade as well as below investment grade securities and, although not required to do so, will generally seek to maintain a minimum BBB-(or equivalent) weighted average senior debt rating of companies in which it invests. Although a company’s senior debt rating may be BBB-(or equivalent), an underlying security issued by such company in which the Fund invests may have a lower rating than BBB-(or equivalent). Below investment grade securities are also known as “high yield” or “junk” securities. The Fund may invest a significant portion of its assets in below investment grade securities. The determination of whether a security is deemed investment grade or below investment grade will be determined at the time of investment. A security will be considered to be investment grade if it is rated as such by one nationally recognized statistical rating organization (NRSRO) (for example minimum Baa3 or BBB-by Moody’s Investors Services, Inc. (Moody’s) or S&P Global Ratings (S&P)) or, if unrated, is judged to be investment grade by the investment advisor.

The Fund may invest in CoCos. CoCos are debt or preferred securities with loss absorption characteristics that provide for an automatic write-down of the principal amount or value of securities or the mandatory conversion into common shares of the issuer under certain circumstances. A mandatory conversion might be automatically triggered, for instance, if a company fails to meet the capital minimum described in the security, the company’s regulator makes a determination that the security should convert, or the company receives specified levels of extraordinary public support. Since the common stock of the issuer may not pay a dividend, investors in these instruments could experience a reduced income rate, potentially to zero, and conversion would deepen the subordination of the investor (worsening the Fund’s standing in a bankruptcy). In addition, some CoCos provide for an automatic write-down of capital under such circumstances.

The Fund may invest in securities of other investment companies, including open-end funds, closed-end funds or ETFs, that invest primarily in preferred and/or debt securities as described herein, to the extent permitted under Section 12(d)(1) of the Investment Company Act of 1940, as amended (the 1940 Act), and the rules promulgated thereunder, or any exemption granted to the Fund under the 1940 Act.

The Fund may invest up to 20% of its Managed Assets in each of the following: common stocks; debt securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or a non-U.S. Government or its agencies or instrumentalities; and municipal securities, which includes debt obligations of states, territories or possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities. The Fund will not invest more than 5% of its Managed Assets in mortgage-backed, mortgage-related and other asset-backed securities. These securities are not included within the Fund’s 80% investment policy.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

The Fund is authorized to purchase, sell or enter into any derivative contract or option on a derivative contract, transaction or instrument, without limitation, including various interest rate transactions such as swaps, caps, floors or collars, and foreign currency transactions such as foreign currency forward contracts, futures contracts, options, swaps and other similar strategic transactions in connection with its investments in securities of non-U.S. companies. The Fund’s primary use of derivative contracts will be to enter into interest rate and currency hedging transactions in order to reduce the interest rate risk inherent in the Fund’s investments. The Fund may also engage in shorting transactions. The Fund’s governing documents permit the use of shorting provided the dollar amount of short sales at any one time does not exceed 25% of the net assets of the Fund, and the value of securities of any one issuer in which the Fund is short does not exceed the lesser of 2% of the value of the Fund’s net assets or 2% of the securities of any class of any issuer.

The Fund may invest up to 25% of its Managed Assets in restricted securities and other investments that may be illiquid (i.e., securities that are not readily marketable). The Board of Directors or its delegate has the ultimate authority to determine, to the extent permissible under the Federal securities laws, which securities are liquid or illiquid for purposes of this 25% limitation. The Board of Directors has delegated to the investment advisor the day-to-day determination of the illiquidity of any security held by the Fund, although it has retained oversight and ultimate responsibility for such determinations. The Board of Directors and/or the investment advisor will consider factors such as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; the amount of time normally needed to dispose of the security; and the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments) and (iii) other permissible relevant factors. The Fund may also invest in certain restricted securities including securities that are only eligible for resale pursuant to Rule 144A under the Securities Act of 1933 (the “Securities Act”) (referred to as Rule 144A Securities) and securities of U.S. and non-U.S. issuers that are issued through private offerings without registration with the SEC pursuant to Regulation S under the Securities Act.

Temporary Defensive Positions. For temporary defensive purposes or to keep cash on hand fully invested, and following the offering of additional common shares issued by the Fund pending investment in securities that meet the Fund’s investment objective, the Fund may invest up to 100% of its total assets in cash, cash equivalents, government securities and short-term fixed-income securities. When and to the extent the Fund assumes a temporary defensive position, the Fund may not pursue or achieve its investment objective.

Use of Leverage

The Fund seeks to enhance the level of its distributions and total return through the use of leverage. The Fund may utilize leverage in an amount up to 33 1/3% (measured immediately after such borrowings) of its Managed Assets through borrowings, including loans from certain financial institutions and/or the issuance of debt securities (collectively, Borrowings). Under the 1940 Act, the Fund may utilize leverage through (i) Borrowings in an aggregate amount of up to 33 1/3% of the Fund’s total assets immediately after such Borrowings and (ii) the issuance of preferred stock

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

(Preferred Shares) in an aggregate amount of up to 50% of the Fund’s total assets immediately after such issuance. In addition, the Fund may utilize leverage through reverse repurchase agreements (Reverse Repurchase Agreements), in an aggregate amount of up to 33 1/3% of the Fund’s total assets. The Fund also may borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions.

The Fund may also engage in various derivatives transactions to seek to generate return, facilitate portfolio management and mitigate risks. Certain derivatives transactions effect a form of economic leverage on the Fund’s portfolio and may be subject to the risks associated with the use of leverage. There is no assurance that the Fund will utilize leverage or, if leverage is utilized, that it will be successful. The net asset value of the Fund’s common shares may be reduced by the issuance or incurrence costs of any leverage. See “Leverage Risk.”

Effects of Leverage. Assuming that leverage in the form of Borrowings represents 32% of the Fund’s Managed Assets at an annual interest rate of 4.6%, the income generated by the Fund’s portfolio (net of estimated expenses) must exceed 1.50% in order to cover such interest payments or payment rates and other expenses specifically related to leverage. Of course, these numbers are merely estimates, used for illustration. Actual interest, or payment rates may vary frequently and may be significantly higher or lower than the rate estimated above.

The following table is furnished in response to requirements of the SEC. It is designed to illustrate the effect of leverage on common share total return, assuming investment portfolio total returns (comprised of income and changes in the value of investments held in the Fund’s portfolio) of -10%, -5%, 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns expected to be experienced by the Fund. The table assumes leverage in an aggregate amount equal to 33% of the Fund’s Managed Assets. See “Leverage Risk” below.

Assumed Portfolio Total Return	–10%	–5%	0%	5%	10%
Common Share Total Return	-17.0%	-9.6%	-2.2%	5.2%	12.6%

Common share total return is comprised of two elements – the net investment income of the Fund after paying expenses, including interest expenses on the Fund’s Borrowings as described above and dividend payments on any preferred shares issued by the Fund and gain and losses on the value of the securities the Fund owns. As required by the rules of the SEC, the table assumes the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0%, the Fund must assume that the income it receives on its investments is entirely offset by losses in the value of those securities.

Principal Risks of the Fund

The Fund is a diversified, closed-end management investment company designed primarily as a long-term investment and not as a trading vehicle. The Fund is not intended to be a complete investment program and, due to the uncertainty inherent in all investments, there can be no assurance that the Fund will achieve its investment objectives.

Risk of Market Price Discount from Net Asset Value. Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

the risk that NAV could decrease as a result of investment activities and may be greater for investors expecting to sell their shares in a relatively short period following completion of this offering. Whether investors will realize gains or losses upon the sale of the shares will depend not upon the Fund’s NAV but entirely upon whether the market price of the shares at the time of sale is above or below the investor’s purchase price for the shares. Because the market price of the shares will be determined by factors such as relative supply of and demand for shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, Fund shares may trade at, above or below NAV, or at below or above the initial public offering price.

Investment Risk. An investment in the Fund is subject to investment risk, including the possible loss of the entire principal amount that you invest.

Market Risk. Your investment in the Fund represents an indirect investment in the securities owned by the Fund, a significant portion of which are traded on a national securities exchange or over-the-counter (OTC) markets. The value of these securities, like other investments, may move up or down, sometimes rapidly and unpredictably. The Fund may utilize leverage, which magnifies this risk. Your shares at any point in time may be worth less than what you invested, even after taking into account the reinvestment of Fund dividends and distributions. See “Leverage Risk” below.

Preferred Securities Risk. There are various risks associated with investing in preferred securities, including those described below.

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Deferral and Omission Risk. Preferred securities may include provisions that permit the issuer, at its discretion, to defer or omit distributions for a stated period without any adverse consequences to the issuer. In certain cases, deferring or omitting distributions may be mandatory. If the Fund owns a preferred security that is deferring its distributions, the Fund may be required to report income for tax purposes although it has not yet received such income. In addition, recent changes in bank regulations may increase the likelihood for issuers to defer or omit distributions.

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Credit and Subordination Risk. Credit risk is the risk that a preferred security in the Fund’s portfolio will decline in price or the issuer of the security will fail to make dividend, interest or principal payments when due because the issuer experiences a decline in its financial status. Preferred securities are generally subordinated to bonds and other debt instruments in a company’s capital structure in terms of having priority to corporate income, claims to corporate assets and liquidation payments, and therefore will be subject to greater credit risk than more senior debt instruments.

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Interest Rate Risk. Interest rate risk is the risk that preferred securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall, and therefore the Fund may underperform during periods of rising interest rates. Interest rates may change frequently and drastically as a result of various factors, including unexpected shifts in the domestic or global economy (or expectations that domestic or global economic policies will change). Preferred securities without maturities or with longer periods before maturity may be more sensitive to interest rate changes.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

•

Prepayment and Extension Risk. Prepayment risk is the risk that changes in interest rates, credit spreads or other factors will result in the call (repayment) of a preferred security more quickly than expected, such that the Fund may have to invest the proceeds in lower yielding securities, or that expectations of such early call will negatively impact the market price of the security. Extension risk is the risk that changes in the interest rates or credit spreads may result in diminishing call expectations, which can cause prices to fall.

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Floating-Rate and Fixed-to-Floating-Rate Securities Risk. The market value of floating-rate securities is a reflection of discounted expected cash flows based on expectations for future interest rate resets. The market value of such securities may fall in a declining interest rate environment and may also fall in a rising interest rate environment if there is a lag between the rise in interest rates and the reset. This risk may also be present with respect to fixed-to-floating-rate securities in which the Fund may invest. A secondary risk associated with declining interest rates is the risk that income earned by the Fund on floating-rate and fixed-to-floating-rate securities will decline due to lower coupon payments on floating-rate securities.

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Call, Reinvestment and Income Risk. During periods of declining interest rates, an issuer may be able to exercise an option to redeem its issue at par earlier than scheduled which is generally known as call risk. Recent regulatory changes may increase call risk with respect to certain types of preferred securities. If this occurs, the Fund may be forced to reinvest in lower yielding securities. This is known as reinvestment risk. Preferred securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem preferred securities if the issuer can refinance the preferred securities at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer, or in the event of regulatory changes affecting the capital treatment of a security. Another risk associated with a declining interest rate environment is that the income from the Fund’s portfolio may decline over time when the Fund invests the proceeds from new share sales at market rates that are below the portfolio’s current earnings rate.

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Liquidity Risk. Certain preferred securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

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Limited Voting Rights Risk. Generally, traditional preferred securities offer no voting rights with respect to the issuer unless preferred dividends have been in arrears for a specified number of periods, at which time the preferred security holders may elect a number of directors to the issuer’s board of directors. Generally, once all the arrearages have been paid, the preferred security holders no longer have voting rights. Hybrid-preferred security holders generally have no voting rights.

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Special Redemption Rights. In certain varying circumstances, an issuer of preferred securities may redeem the securities prior to a specified date. For instance, for certain types of preferred securities, a redemption may be triggered by a change in U.S. federal income tax or securities laws. As with call provisions, a redemption by the issuer may have a

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

negative impact on the return of the security held by the Fund. See “Call, Reinvestment and Income Risk” above and “Regulatory Risk” below.

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New Types of Securities. From time to time, preferred securities, including hybrid-preferred securities and contingent capital securities, have been, and may in the future be, offered having features other than those described herein. The Fund reserves the right to invest in these securities if the investment advisor believes that doing so would be consistent with the Fund’s investment objectives and policies. Since the market for these instruments would be new, the Fund may have difficulty disposing of them at a suitable price and time. In addition to limited liquidity, these instruments may present other risks, such as high price volatility.

Debt Securities Risk. There are special risks associated with investing in debt securities, including:

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Credit Risk. Credit risk refers to the possibility that the issuer of a security will not be able to make payments of interest and principal when due because the issuer of the security experiences a decline in its financial status. Changes in an issuer’s credit rating or the market’s perception of an issuer’s creditworthiness may also affect the value of the Fund’s investment in that issuer.

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Interest Rate Risk. Interest rate risk is the risk that debt securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall, and therefore the Fund may underperform during periods of rising interest rates. The Fund may be subject to a greater risk of rising interest rates than would normally be the case due to the current period of historically low rates and the effect of government monetary policy initiatives and resulting market reaction to those initiatives. Debt securities with longer periods before maturity may be more sensitive to interest rate changes.

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Prepayment and Extension Risk. Prepayment risk is the risk that changes in interest rates, credit spreads or other factors will result in the call (repayment) of a debt security more quickly than expected, such that the Fund may have to invest the proceeds in lower yielding securities, or that expectations of such early call will negatively impact the market price of the security. Extension risk is the risk that changes in the interest rates or credit spreads may result in diminishing call expectations, which can cause prices to fall.

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Call Risk. Call risk is the risk that, during a period of falling interest rates, the issuer may redeem a security by repaying it early, which may reduce the Fund’s income if the proceeds are reinvested at lower interest rates.

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Liquidity Risk. Certain debt securities may be substantially less liquid than many other securities, such as common stocks or U.S. government securities. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books.

•	Convertible Securities Risk. The market value of a convertible security performs like that of a regular debt security; that is, if market interest rates rise, the value of a convertible security

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

usually falls. In addition, convertible securities are subject to the risk that the issuer will not be able to pay interest or dividends when due, and their market value may change based on changes in the issuer’s credit rating or the market’s perception of the issuer’s creditworthiness. Because it derives a portion of its value from the common stock into which it may be converted, a convertible security is also subject to the same types of market and issuer risk as apply to the underlying common stock.

Duration Risk. Securities with longer durations tend to be more sensitive to interest rate (or yield) changes than securities with shorter durations. For example, the value of a portfolio of fixed-income securities with an average duration of three years would generally be expected to decline by approximately 3% if interest rates rose by one percentage point. Duration differs from maturity in that it considers potential changes to interest rates, and a security’s coupon payments, yield, price and par value and call features, in addition to the amount of time until the security matures. Various techniques may be used to shorten or lengthen the Fund’s duration. The duration of a security will be expected to changeover time with changes in market factors and time to maturity.

Convertible Securities Risk. Although to a lesser extent than with non-convertible fixed-income securities, the market value of convertible securities tends to decline as interest rates increase and, conversely, tends to increase as interest rates decline. In addition, because of the conversion feature, the market value of convertible securities tends to vary with fluctuations in the market value of the underlying common stock. A unique feature of convertible securities is that as the market price of the underlying common stock declines, convertible securities tend to trade increasingly on a yield basis, and so may not experience market value declines to the same extent as the underlying common stock. When the market price of the underlying common stock increases, the prices of the convertible securities tend to rise as a reflection of the value of the underlying common stock. While no securities investments are without risk, investments in convertible securities generally entail less risk than investments in common stock of the same issuer.

Below Investment Grade Securities Risk. The Fund may invest in below investment grade securities or securities that are unrated but judged to be below investment grade by the investment advisor. Below investment grade securities, or equivalent unrated securities, generally involve greater volatility of price and risk of loss of income and principal, and may be more susceptible to real or perceived adverse economic and competitive industry conditions than higher grade securities. It is reasonable to expect that any adverse economic condition could disrupt the market for below investment grade securities, have an adverse impact on the value of those securities and adversely affect the ability of the issuers of those securities to repay principal and interest on those securities.

Contingent Capital Securities Risk. Contingent capital securities (sometimes referred to as CoCos) are debt or preferred securities with loss absorption characteristics built into the terms of the security for the benefit of the issuer, for example, an automatic write-down of principal or a mandatory conversion into common stock of the issuer under certain circumstances, such as the issuer’s capital ratio falling below a certain level. CoCos may be subject to an automatic write-down (i.e., the automatic write-down of the principal amount or value of the securities, potentially to zero, and the cancellation of the securities) under certain circumstances, which could result in the Fund losing a portion or all of its investment in such securities. In addition, the Fund may not have any

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

rights with respect to repayment of the principal amount of the securities that has not become due or the payment of interest or dividends on such securities for any period from (and including) the interest or dividend payment date falling immediately prior to the occurrence of such automatic write-down. An automatic write-down could also result in a reduced income rate if the dividend or interest payment is based on the security’s par value. If a CoCo provides for mandatory conversion of the security into common stock of the issuer under certain circumstances, such as an adverse event, the Fund could experience a reduced income rate, potentially to zero, as a result of the issuer’s common stock not paying a dividend. In addition, a conversion event would likely be the result of or related to the deterioration of the issuer’s financial condition (e.g., such as a decrease in the issuer’s capital ratio) and status as a going concern, so the market price of the issuer’s common stock received by the Fund may have declined, perhaps substantially, and may continue to decline, which may adversely affect the Fund’s NAV. Further, the issuer’s common stock would be subordinate to the issuer’s other security classes and therefore worsen the Fund’s standing in a bankruptcy proceeding. In March 2023, a Swiss regulator required a write-down of outstanding CoCos to zero notwithstanding the fact that the equity shares continued to exist and have economic value. It is currently unclear whether regulators of issuers in other jurisdictions will take similar actions. Notwithstanding these risks, the Fund intends to continue to invest in CoCos issued by Swiss companies and by companies in other jurisdictions. In addition, most CoCos are considered to be high yield or “junk” securities and are therefore subject to the risks of investing in below investment grade securities. Finally, CoCo issuers can, at their discretion, suspend dividend distributions on their CoCo securities and are more likely to do so in response to negative economic conditions and/or government regulation. Omitted distributions are typically non-cumulative and will not be paid on a future date. Any omitted distribution may negatively impact the returns or distribution rate of the Fund.

Concentration Risk. Because the Fund invests at least 25% of its total assets in the financials sector, it will be more susceptible to adverse economic or regulatory occurrences affecting this sector, such as changes in interest rates, loan concentration and competition. In addition, the Fund will also be subject to the risks of investing in the individual industries and securities that comprise the financials sector, including the bank, diversified financials, real estate (including REITs) and insurance industries. To the extent that the Fund focuses its investments in other sectors or industries, such as (but not limited to) energy, industrials, utilities, pipelines, health care and telecommunications, the Fund will be subject to the risks associated with these particular sectors and industries. These sectors and industries may be adversely affected by, among others, changes in government regulation, world events and economic conditions.

Foreign (Non-U.S.) and Emerging Market Securities Risk. Risks of investing in foreign securities, which can be expected to be greater for investments in emerging markets, include currency risks, future political and economic developments and possible imposition of foreign withholding or other taxes on income or proceeds payable on the securities. In addition, there may be less publicly available information about a foreign issuer than about a domestic issuer, and foreign issuers may not be subject to the same accounting, auditing and financial recordkeeping standards and requirements as domestic issuers.

Securities of companies in emerging markets may be more volatile than those of companies in more developed markets. Emerging market countries generally have less developed markets and

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

economies and, in some countries, less mature governments and governmental institutions. Political developments in foreign countries or the United States may at times subject such countries to sanctions from the U.S. government, foreign governments and international institutions that could negatively affect a Fund’s investments in issuers located in, doing business in or with assets in such countries. Investing in securities of companies in emerging markets may entail special risks relating to potential economic, political or social instability and the risks of expropriation, nationalization, confiscation, trade sanctions or embargoes or the imposition of restrictions on foreign investment, the lack of hedging instruments, and repatriation of capital invested. The securities and real estate markets of some emerging market countries have in the past experienced substantial market disruptions and may do so in the future. The economies of many emerging market countries may be heavily dependent on international trade and have thus been, and may continue to be, adversely affected by trade barriers, foreign exchange controls and other protectionist measures imposed or negotiated by the countries with which they wish to trade.

Foreign Currency Risk. Although the Fund will report its NAV and pay dividends in U.S. dollars, foreign securities often are purchased with and make any dividend and interest payments in foreign currencies. Therefore, the Fund’s investments in foreign securities will be subject to foreign currency risk, which means that the Fund’s NAV could decline solely as a result of changes in the exchange rates between foreign currencies and the U.S. dollar. Certain foreign countries may impose restrictions on the ability of issuers of foreign securities to make payment of principal, dividends and interest to investors located outside the country, due to blockage of foreign currency exchanges or otherwise. The Fund may, but is not required to, engage in various investments that are designed to hedge the Fund’s foreign currency risks, and such investments are subject to the risks described under “Derivatives and Hedging Transactions Risk” below.

Foreign currency forward contracts, OTC options on foreign currencies and foreign currency swaps are subject to the risk of default by the counterparty and can be illiquid. These currency hedging transactions, as well as the futures contracts and exchange-listed options in which the Fund may invest, are subject to many of the risks of, and can be highly sensitive to changes in the value of, the related currency or other reference asset. As such, a small investment could have a potentially large impact on the Fund’s performance. Whether or not the Fund engages in currency hedging transactions, the Fund may experience a decline in the value of its portfolio securities, in U.S. dollar terms, due solely to fluctuations in currency exchange rates. Use of currency hedging transactions may cause the Fund to experience losses greater than if the Fund had not engaged in such transactions.

The Fund’s transactions in foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or character of the Fund’s distributions.

Derivatives and Hedging Transactions Risk. The Fund’s use of derivatives, including for the purpose of hedging interest rate or foreign currency risks and managing the Fund’s duration, presents risks different from, and possibly greater than, the risks associated with investing directly in traditional securities. In certain types of derivatives transactions the Fund could lose the entire amount of its investment; in other types of derivatives transactions the potential loss is theoretically unlimited. Although both OTC and exchange-traded derivatives markets may experience lack of liquidity, OTC non-standardized derivatives transactions are generally less liquid than exchange-

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

traded instruments. In addition, the liquidity of a secondary market in an exchange-traded derivative contract may be adversely affected by “daily price fluctuation limits” established by the exchanges which once reached, would prevent the liquidation of open positions. If it is not possible to close an open derivative position entered into by the Fund, the Fund may be required to make cash payments of variation (or mark-to-market) margin and, if the Fund has insufficient cash, it may have to sell portfolio securities to meet variation margin requirements at a time when it may be disadvantageous to do so. The inability to close derivatives transactions positions also could have an adverse impact on the Fund’s ability to effectively hedge its portfolio. Derivatives transactions entered into to seek to manage the risks of the Fund’s portfolio of securities may have the effect of limiting gains from otherwise favorable market movements. The use of derivatives transactions may result in losses greater than if they had not been used. The Fund may enter into swap, cap or other transactions to attempt to protect itself from increasing interest or dividend expenses resulting from increasing short-term interest rates on any leverage it incurs or increasing interest rates on securities held in its portfolio. A decline in interest rates may result in a decline in the value of the transaction, which may result in a decline in the NAV of the Fund. In the event the Fund enters into forward currency contracts for hedging purposes, the Fund will be subject to currency exchange rates risk. Currency exchange rates may fluctuate significantly over short periods of time and also can be affected unpredictably by intervention of U.S. or foreign governments or central banks, or the failure to intervene, or by currency controls or political developments in the United States or abroad. Furthermore, the ability to successfully use derivative instruments depends on the ability of the investment advisor to predict pertinent market movements, which cannot be assured. Structured notes and other related instruments carry risks similar to those of more traditional derivatives such as futures, forward and option contracts. However, structured instruments may entail a greater degree of market risk and volatility than other types of debt obligations. The Fund will be subject to credit risk with respect to the counterparties to certain derivatives transactions entered into by the Fund and may experience losses in the event a counterparty fails to perform its obligations under a derivative contract.

The investment advisor is registered with the Commodity Futures Trading Commission as a commodity pool operator (CPO). However, with respect to the Fund, the investment advisor has claimed an exclusion from the definition of the CPO under the Commodity Exchange Act, as amended (the CEA). Accordingly, the investment advisor, with respect to the Fund, is not subject to registration or regulation as a CPO under the CEA.

Other Investment Companies Risk. To the extent the Fund invests a portion of its assets in investment companies, including open-end funds, closed-end funds, ETFs and other types of pooled investment funds, those assets will be subject to the risks of the purchased investment companies’ portfolio securities, and a shareholder in the Fund will bear not only his or her proportionate share of the Fund’s expenses, but also indirectly the expenses of the purchased investment companies. Shareholders would therefore be subject to duplicative expenses to the extent the Fund invests in other investment companies. Risks associated with investments in closed-end funds also generally include the risks associated with the Fund’s structure as a closed-end investment company, including market risk, leverage risk, risk of market price discount from NAV, risk of anti-takeover provisions and non-diversification. In addition, investments in closed-end funds may be subject to dilution risk, which is the risk that strategies employed by a closed-end fund, such as rights

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

offerings, may, under certain circumstances, have the effect of reducing its share price and the Fund’s proportionate interest. In addition, restrictions under the 1940 Act may limit the Fund’s ability to invest in other investment companies to the extent desired.

Rule 12d1-4 and other applicable rules under Section 12(d)(1) of the 1940 Act permit an investment company to invest in other investment companies beyond the statutory limits, subject to certain conditions. Reliance on these conditions could affect the Fund’s ability to redeem its investments in other investment companies, make such investments less attractive, cause the Fund to incur losses, realize taxable gains distributable to shareholders, incur greater or unexpected expenses or experience other adverse consequences.

Restricted and Illiquid Securities Risk. The Fund may invest in investments that may be illiquid (i.e., securities that may be difficult to sell at a desirable time or price). Illiquid securities are securities that are not readily marketable and may include some restricted securities, which are securities that may not be resold to the public without an effective registration statement under the Securities Act or, if they are unregistered, may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. Illiquid investments involve the risk that the securities will not be able to be sold at the time desired by the Fund or at prices approximating the value at which the Fund is carrying the securities on its books. Restricted securities and illiquid securities are often more difficult to value and the sale of such securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of liquid securities trading on national securities exchanges or in the OTC markets. Contractual restrictions on the resale of securities result from negotiations between the issuer and purchaser of such securities and therefore vary substantially in length and scope. To dispose of a restricted security that the Fund has a contractual right to sell, the Fund may first be required to cause the security to be registered. A considerable period may elapse between a decision to sell the securities and the time when the Fund would be permitted to sell, during which time the Fund would bear market risks.

Leverage Risk. The use of leverage is a speculative technique and there are special risks and costs associated with leverage. The NAV of the Fund’s shares may be reduced by the issuance and ongoing costs of leverage. So long as the Fund is able to invest in securities that produce an investment yield that is greater than the total cost of leverage, the leverage strategy will produce higher current net investment income for the shareholders. On the other hand, to the extent that the total cost of leverage exceeds the incremental income gained from employing such leverage, shareholders would realize lower net investment income. In addition to the impact on net income, the use of leverage will have an effect of magnifying capital appreciation or depreciation for shareholders. Specifically, in an up market, leverage will typically generate greater capital appreciation than if the Fund were not employing leverage. Conversely, in down markets, the use of leverage will generally result in greater capital depreciation than if the Fund had been unlevered. To the extent that the Fund is required or elects to reduce its leverage, the Fund may need to liquidate investments, including under adverse economic conditions which may result in capital losses potentially reducing returns to shareholders. The use of leverage also results in the investment advisory fees payable to the investment advisor being higher than if the Fund did not use leverage and can increase operating costs, which may reduce total return. In some market conditions, the Fund may not be able to employ leverage to the extent or at the cost desired. This could prevent the

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

Fund from executing its portfolio strategies or could otherwise depress shareholder returns. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed.

Rule 144A Securities Risk. Rule 144A Securities are considered restricted securities because they are not registered for sale to the general public and may only be resold to certain qualified institutional buyers. Institutional markets for Rule 144A Securities that exist or may develop may provide both readily ascertainable values for such securities and the ability to promptly sell such securities. However, if there are an insufficient number of qualified institutional buyers interested in purchasing Rule 144A Securities held by the Fund, the Fund will be subject to liquidity risk and thus may not be able to sell the Rule 144A Securities at a desirable time or price.

Regulation S Securities Risk. Regulation S securities are offered through non-U.S. offerings without registration with the SEC pursuant to Regulation S of the Securities Act. Regulation S securities may be relatively less liquid as a result of legal or contractual restrictions on resale. Because Regulation S securities are generally less liquid than registered securities, the Fund may take longer to liquidate these positions than publicly traded securities or may not be able to sell them at the price desired. Furthermore, companies whose securities are not publicly traded may not be subject to the disclosure and other investor protection requirements that would be applicable if their securities were publicly traded or otherwise offered in the United States. Accordingly, Regulation S securities may involve a high degree of business and financial risk and may result in losses to the Fund.

Common Stock Risk. While common stocks have historically generated higher average returns than fixed-income securities over the long-term, common stocks have also experienced significantly more volatility in those returns, although under certain market conditions, fixed-income investments may have comparable or greater price volatility. The value of common stocks and other equity securities will fluctuate in response to developments concerning the company, political and regulatory circumstances, the stock market, and the economy. In the short term, stock prices can fluctuate dramatically in response to these developments. Different parts of the market and different types of equity securities can react differently to these developments. For example, stocks of large companies can react differently than stocks of smaller companies, and value stocks (stocks of companies that are undervalued by various measures and have potential for long-term capital appreciation), can react differently from growth stocks (stocks of companies with attractive cash flow returns on invested capital and earnings that are expected to grow). These developments can affect a single company, all companies within the same industry, economic sector or geographic region, or the stock market as a whole.

Government Securities Risk. Not all obligations of the U.S. Government, its agencies and instrumentalities are backed by the full faith and credit of the U.S. Treasury. Some obligations are backed only by the credit of the issuing agency or instrumentality, and in some cases there may be some risk of default by the issuer. Any guarantee by the U.S. Government or its agencies or instrumentalities of a security held by the Fund does not apply to the market value of such security or to Fund shares. In addition, a security backed by the U.S. Treasury or the full faith and credit of the United States is guaranteed only as to the timely payment of interest and principal when held to maturity, but the market prices of such securities are not guaranteed and will fluctuate. In addition,

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

because many types of U.S. Government securities trade actively outside the United States, their prices may rise and fall as changes in global economic conditions affect the demand for these securities.

Municipal Securities Risk. Municipal securities are debt obligations issued by states or by political subdivisions or authorities of states. Municipal securities are typically designated as general obligation bonds, which are general obligations of a governmental entity that are backed by the taxing power of such entity, or revenue bonds, which are payable from the income of a specific project or authority and are not supported by the issuer’s power to levy taxes. Municipal securities are long-term fixed rate debt obligations that generally decline in value with increases in interest rates, when an issuer’s financial condition worsens or when the rating on a bond is decreased. Many municipal securities may be called or redeemed prior to their stated maturity. Lower-quality revenue bonds and other credit-sensitive municipal securities carry higher risks of default than general obligation bonds. In addition, the amount of public information available about municipal securities is generally less than that for corporate equities or bonds. Special factors, such as legislative changes, local and business developments, and public perception, may adversely affect the yield and/or value of the Fund’s investments in municipal securities. Other factors include the general conditions of the municipal securities market, the size of the particular offering, the maturity of the obligation and the rating of the issue.

Tax Risk. The Fund may invest in preferred securities or other securities the Federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. It could be more difficult for the Fund to comply with the tax requirements applicable to regulated investment companies if the tax characterization of the Fund’s investments or the tax treatment of the income from such investments were successfully challenged by the Internal Revenue Service.

Additional Risk Considerations

Active Management Risk. As an actively managed portfolio, the value of the Fund’s investments could decline because the financial condition of an issuer may change (due to such factors as management performance, reduced demand or overall market changes), financial markets may fluctuate or overall prices may decline, or the investment advisor’s investment techniques could fail to achieve the Fund’s investment objectives or negatively affect the Fund’s investment performance.

Portfolio Turnover Risk. The Fund may engage in portfolio trading when considered appropriate, but short-term trading will not be used as the primary means of achieving the Fund’s investment objectives. There are no limits on portfolio turnover, and investments may be sold without regard to length of time held when, in the opinion of the investment advisor, investment considerations warrant such action. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund that, when distributed to shareholders, would be taxable to such shareholders as ordinary income.

Anti-Takeover Provisions. Certain provisions of the Fund’s Articles of Incorporation and Bylaws could limit the ability of other entities or persons to acquire control of the Fund or change the Fund’s structure. The provisions may have the effect of depriving stockholders of an opportunity to

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

sell their shares at a premium over prevailing market prices or have the effect of inhibiting the conversion of the Fund to an open-end fund.

Market Disruption And Geopolitical Risk. Geopolitical and market events (including armed conflicts, terrorism, natural disasters, public health emergencies, trade disputes, tariffs, sanctions, and political or economic instability) can cause significant volatility in global markets and may adversely affect the Fund’s investments. Disruptions to supply chains, sharp movements in commodity prices, and changes in investor sentiment or credit conditions may negatively impact issuers, sectors, or entire regions, even those not directly involved in the originating event.

Recent examples include the ongoing conflicts in Ukraine and the Middle East and increasing political polarization around issues such as trade policy, monetary policy and the U.S. debt ceiling. The rapid development and regulation of artificial intelligence technologies may also introduce uncertainty. The scope, severity, and duration of these risks are difficult to predict, but they could materially reduce the value of the Fund’s investments.

Regulatory Risk. Legal and regulatory developments may adversely affect the Fund. The regulatory environment for the Fund is evolving, and changes in the regulation of investment funds and other financial institutions or products (such as banking or insurance products), and their trading activities and capital markets, or a regulator’s disagreement with the Fund’s interpretation of the application of certain regulations, may adversely affect the ability of the Fund to pursue its investment strategy, its ability to obtain leverage and financing, and the value of investments held by the Fund. The U.S. government has proposed and adopted multiple regulations that could have a long-lasting impact on the Fund and on the fund industry in general. These regulations or any laws and regulations that may be adopted in the future may restrict the Fund’s ability to engage in transactions or raise additional capital and/or increase overall expenses of the Fund.

Additional legislative or regulatory actions may alter or impair certain market participants’ ability to utilize certain investment strategies and techniques.

The Fund and the instruments in which it invests may be subject to new or additional regulatory constraints in the future. While the full extent of all of these regulations is still unclear, these regulations and actions may adversely affect both the Fund and the instruments in which the Fund invests and its ability to execute its investment strategy. For example, climate change regulation (such as decarbonization legislation, other mandatory controls to reduce emissions of greenhouse gases, or related disclosure requirements) could significantly affect the Fund or its investments by, among other things, increasing compliance costs or underlying companies’ operating costs and capital expenditures. Similarly, regulatory developments in other countries may have an unpredictable and adverse impact on the Fund.

Cybersecurity Risk. With the increased use of technologies such as the Internet and artificial intelligence including machine learning technology and generative artificial intelligence such as ChatGPT, and the dependence on computer systems to perform necessary business functions, the Fund and its service providers (including the investment advisor), and their own service providers, may be susceptible to operational and information security risks resulting from cyber-attacks and/ or other technological malfunctions. In general, cyber-attacks are deliberate, but unintentional events may have similar effects. Cyber-attacks include, among others, stealing or corrupting data

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

maintained online or digitally, preventing legitimate users from accessing information or services on a website or company system, misappropriating or releasing confidential information without authorization (including personal data), gaining unauthorized access to digital systems for purposes of misappropriating assets and causing operational disruption. Cyber-attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service. New ways to carry out cyber-attacks continue to develop. There may be an increased risk of cyber-attacks during periods of geopolitical or military conflict, and geopolitical tensions may increase the scale and sophistication of deliberate cyber security attacks, particularly those from nation-states or from entities with nation-state backing. Successful cyber-attacks against, or security breakdowns of, the Fund, the investment advisor, or a custodian, transfer agent, or other affiliated or third-party service provider may adversely affect the Fund or its shareholders.

Each of the Fund and the investment advisor may have limited ability to detect, prevent or mitigate cyber-attacks or security or technology breakdowns affecting the Fund’s third-party service providers. While the Fund has established business continuity plans and systems designed to detect, prevent or reduce the impact of cyber-attacks, such plans and systems are subject to inherent limitations.

Investment Restrictions

The Fund has adopted certain investment limitations limiting the following activities except as specifically authorized. Under these limitations, the Fund may not:

1.

issue senior securities (including borrowing money for other than temporary purposes) except in conformity with the limits set forth in the 1940 Act or pursuant to exemptive relief therefrom; or pledge, mortgage or hypothecate its assets other than to secure such issuances or borrowings or in connection with permitted investment strategies; provided that, notwithstanding the foregoing, the Fund may borrow up to an additional 5% of its total assets for temporary purposes;

2.	act as an underwriter of securities issued by other persons, except insofar as the Fund may be deemed an underwriter in connection with the disposition of securities;

3.

purchase or sell real estate, except that the Fund may invest in securities of companies that deal in real estate or are engaged in the real estate business, including REITs, and loans and other securities secured by real estate or interests therein, and the Fund may hold and sell real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund’s ownership of such securities and loans;

4.

make loans to other persons except through the lending of securities held by it (but not to exceed a value of one-third of total assets), through the use of repurchase agreements, and by the purchase of debt securities; or

5.

invest more than 25% of its total assets in securities of issuers in any one industry (except as discussed herein); provided, however, that such limitation shall not apply to obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

The Fund may:

6.	purchase and sell commodities or commodity contracts, including futures contracts, to the maximum extent permitted by law.

The investment restrictions above have been adopted as fundamental policies of the Fund. Under the 1940 Act, a fundamental policy may not be changed without the approval of the holders of a “majority of the outstanding” voting securities of the Fund. With respect to investment restriction number (5), the Fund will invest 25% or more of its total assets in the financial sector, which is comprised of the banks, diversified financials, real estate (including REITs) and insurance industries. From time to time, the Fund may have 25% or more of its total assets invested in any one of those industries that make up the financials sector.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

MANAGEMENT OF THE FUND

The business and affairs of the Fund are managed under the direction of the Board of Directors. The Board of Directors approves all significant agreements between the Fund and persons or companies furnishing services to it, including the Fund’s agreements with its investment advisor, administrator, co-administrator, custodian and transfer agent. The management of the Fund’s day-to-day operations is delegated to its officers, the investment advisor, administrator and co-administrator, subject always to the investment objective and policies of the Fund and to the general supervision of the Board of Directors.

The Board of Directors and officers of the Fund and their principal occupations during at least the past five years are set forth below. The statement of additional information (SAI) contains additional information about the directors as of the date thereof and additional information about the directors is also included in the Fund’s most recent proxy statement, which are available, without charge, upon request by calling (866) 277-0757.

Name, Address and Year of Birth(1)	Position(s) Held With Fund	Term of Office(2)	Principal Occupation During At Least The Past Five Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served(3)

Interested Directors(4)

Joseph M. Harvey 1963	Director, Chair	Until Next Election of Directors	Chief Executive Officer since 2022 and President from 2003 to 2024 of the investment advisor, and Chief Executive Officer since 2022 and President from 2004 to 2024 of Cohen & Steers, Inc. (CNS). Chief Investment Officer of the investment advisor from 2003 to 2019. Prior to that, Senior Vice President and Director of Investment Research of the investment advisor.	25	Since 2014

Adam M. Derechin 1964	Director	Until Next Election of Directors	CFA; Chief Operating Officer of the investment advisor since 2003 and CNS since 2004. President and Chief Executive Officer of the Funds from 2005 to 2021.	25	Since 2021

Independent Directors

Michael G. Clark 1965	Director	Until Next Election of Directors	CFA; From 2006 to 2011, President and Chief Executive Officer of DWS Funds and Managing Director of Deutsche Asset Management.	25	Since 2011

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Name, Address and Year of Birth(1)	Position(s) Held With Fund	Term of Office(2)	Principal Occupation During At Least The Past Five Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served(3)

George Grossman 1953	Director	Until Next Election of Directors	Attorney-at-law.	25	Since 1993

Dean A. Junkans 1959	Director	Until Next Election of Directors	CFA; Advisor to SigFig (a registered investment advisor) from July 2018 to July 2022; Chief Investment Officer at Wells Fargo Private Bank from 2004 to 2014 and Chief Investment Officer of the Wealth, Brokerage and Retirement group at Wells Fargo & Company from 2011 to 2014; former Member and Chair, Claritas Advisory Committee at the CFA Institute from 2013 to 2015; former Adjunct Professor and Executive-In-Residence, Bethel University, 2015 to 2022; former Board Member and Investment Committee Member, Bethel University Foundation, 2010 to 2022; former Corporate Executive Board Member of the National Chief Investment Officers Circle, 2010 to 2015; former Member of the Board of Governors of the University of Wisconsin Foundation, River Falls, 1996 to 2004; U.S. Army Veteran, Gulf War.	25	Since 2015

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Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

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Name, Address and Year of Birth(1)	Position(s) Held With Fund	Term of Office(2)	Principal Occupation During At Least The Past Five Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served(3)

Gerald J. Maginnis 1955	Director	Until Next Election of Directors	Philadelphia Office Managing Partner, KPMG LLP from 2006 to 2015; Partner in Charge, KPMG Pennsylvania Audit Practice from 2002 to 2008; President, Pennsylvania Institute of Certified Public Accountants (PICPA) from 2014 to 2015; Member, PICPA Board of Directors from 2012 to 2016; Member, Council of the American Institute of Certified Public Accountants (AICPA) from 2013 to 2017; Member, Board of Trustees of AICPA Foundation from 2015 to 2020; Board Member and Audit Committee Chairman of inTEST Corporation since 2020; Chairman of the Advisory Board of Centri Consulting LLC since 2022.	25	Since 2015

Jane F. Magpiong 1960	Director	Until Next Election of Directors	President, Untap Potential since 2013; Senior Managing Director, TIAA-CREF, from 2011 to 2013; National Head of Wealth Management, TIAA- CREF, from 2008 to 2011; President, Bank of America Private Bank from 2005 to 2008; Executive Vice President, Fleet Private Clients Group, from 2003 to 2004.	25	Since 2015

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Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

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Name, Address and Year of Birth(1)	Position(s) Held With Fund	Term of Office(2)	Principal Occupation During At Least The Past Five Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served(3)

Daphne L. Richards 1966	Director	Until Next Election of Directors	President and CIO of Ledge Harbor Management since 2016; Investment Committee Member of the Berkshire Taconic Community Foundation since 2015; Member of the Advisory Board of Northeast Dutchess Fund since 2016; former Independent Director of Cartica Management, LLC, 2015 to 2022; formerly worked at Bessemer Trust Company from 1999 to 2014; Frank Russell Company from 1996 to 1999; Union Bank of Switzerland from 1993 to 1996; Credit Suisse from 1990 to 1993; Hambros International Venture Capital Fund from 1988 to 1989.	25	Since 2017

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Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

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Name, Address and Year of Birth(1)	Position(s) Held With Fund	Term of Office(2)	Principal Occupation During At Least The Past Five Years (Including Other Directorships Held)	Number of Funds Within Fund Complex Overseen by Director (Including the Fund)	Length of Time Served(3)

Ramona Rogers-Windsor 1960	Director	Until Next Election of Directors	CFA; Member, Capital Southwest Board of Directors since 2021; Member, Thomas Jefferson University Board of Trustees from 2020 to 2025; and its insurance subsidiary board, Partners Insurance Company, Inc., since 2023; Managing Director, Public Investments Department, Northwestern Mutual Investment Management Company, LLC from 2012 to 2019; former Member, Milwaukee Film, LLC Board of Directors from 2016 to 2019.	25	Since 2021

(1)	The address for each Director is 1166 Avenue of the Americas, 30th Floor, New York, NY 10036.
(2)	On March 12, 2008, the Board of Directors adopted a mandatory retirement policy stating a Director must retire from the Board on December 31st of the year in which he or she turns 75 years of age.
(3)	The length of time served represents the year in which the Director was first elected or appointed to any fund in the Cohen & Steers Fund Complex.
(4)	“Interested persons,” as defined in the 1940 Act, on the basis of their affiliation with the investment advisor (Interested Directors).

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

The officers of the Fund (other than Mr. Harvey, whose biography is provided above), their address, their year of birth and their principal occupations for at least the past five years are set forth below.

Name, Address and Year of Birth(1)	Position(s) Held With Fund	Principal Occupation During At Least the Past Five Years	Length of Time Served(2)

James Giallanza 1966	President and Chief Executive Officer	Executive Vice President of the investment advisor since 2014. Prior to that, Senior Vice President of investment advisor since 2006.	Since 2006

Albert Laskaj 1977	Chief Financial Officer	Senior Vice President of the investment advisor since 2019. Prior to that, Vice President of investment advisor since 2015.	Since 2015

Steven Frank 1967	Treasurer	Vice President of the investment advisor since 2020.	Since 2025

Dana A. DeVivo 1981	Secretary and Chief Legal Officer	Senior Vice President of the investment advisor since 2019. Prior to that, Vice President of investment advisor since 2013.	Since 2015

Stephen Murphy 1966	Chief Compliance Officer and Vice President	Senior Vice President of the investment advisor since 2019. Prior to that, Managing Director at Mirae Asset Securities (USA) Inc. since 2017.	Since 2019

Nargis Hilal 1984	Deputy Chief Compliance Officer and Vice President	Senior Vice President, Global CCO and Associate General Counsel of the investment advisor since 2025. Prior to that, Global Chief Compliance Officer and Counsel of Lazard Asset Management LLC from April 2022 to May 2025, Chief Compliance Officer of Lazard Asset Management Securities LLC from February 2019 to May 2025, and Chief Compliance Officer of Lazard Funds from 2020 to May 2025.	Since 2025

Elaine Zaharis-Nikas 1973	Vice President	Executive Vice President of the investment advisor since 2025. Prior to that, Senior Vice President of the investment advisor since 2014.	Since 2015

(1)	The address of each officer is 1166 Avenue of the Americas, 30th Floor, New York, NY 10036.
(2)

Officers serve one-year terms. The length of time served represents the year in which the officer was first elected as an officer of any fund in the Cohen & Steers fund complex. All of the officers listed above are officers of one or more of the other funds in the complex.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•

Social Security number and account balances

•

Transaction history and account transactions

•

Purchase history and wire transfer instructions

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?

For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No

For our marketing purposes— to offer our products and services to you	Yes	No

For joint marketing with other financial companies—	No	We don’t share

For our affiliates’ everyday business purposes— information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes— information about your creditworthiness	No	We don’t share

For our affiliates to market to you—	No	We don’t share

For non-affiliates to market to you—	No	We don’t share

Questions? Call (866) 227-0757

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

Cohen & Steers Privacy Policy—(Continued)

Who we are

Who is providing this notice?	Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers Japan Limited, Cohen & Steers UK Limited, Cohen & Steers Ireland Limited, Cohen & Steers Singapore Private Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Registered Funds (collectively, Cohen & Steers).

What we do

How does Cohen & Steers protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?

We collect your personal information, for example, when you:

•

Open an account or buy securities from us

•

Provide account information or give us your contact information

•

Make deposits or withdrawals from your account

We also collect your personal information from other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

•

sharing for affiliates’ everyday business purposes—information about your creditworthiness

•

affiliates from using your information to market to you

•

sharing for non-affiliates to market to you

State law and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.

Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.

Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

Cohen & Steers Open-End Mutual Funds

COHEN & STEERS REALTY SHARES

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSJAX, CSJCX, CSJIX, CSRSX, CSJRX, CSJZX

COHEN & STEERS

REAL ESTATE SECURITIES FUND

•	Designed for investors seeking total return, investing primarily in U.S. real estate securities

•	Symbols: CSEIX, CSCIX, CREFX, CSDIX, CIRRX, CSZIX

COHEN & STEERS

INSTITUTIONAL REALTY SHARES

•	Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

•	Symbol: CSRIX

COHEN & STEERS GLOBAL REALTY SHARES

•	Designed for investors seeking total return, investing primarily in global real estate equity securities

•	Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS

INTERNATIONAL REALTY FUND

•	Designed for investors seeking total return, investing primarily in international (non-U.S.) real estate securities

•	Symbols: IRFAX, IRFCX, IRFIX, IRFRX, IRFZX

COHEN & STEERS REAL ASSETS FUND

•	Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

•	Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS

PREFERRED SECURITIES AND INCOME FUND

•	Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities issued by U.S. and non-U.S. companies

•	Symbols: CPXAX, CPXCX, CPXFX, CPXIX, CPRRX, CPXZX

COHEN & STEERS

LOW DURATION PREFERRED AND INCOME FUND

•	Designed for investors seeking high current income and capital preservation by investing in low-duration preferred and other income securities issued by U.S. and non-U.S. companies

•	Symbols: LPXAX, LPXCX, LPXFX, LPXIX, LPXRX, LPXZX

COHEN & STEERS FUTURE OF ENERGY FUND

•	Designed for investors seeking total return, investing primarily in securities of traditional and alternative energy companies

•	Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS

GLOBAL INFRASTRUCTURE FUND

•	Designed for investors seeking total return, investing primarily in global infrastructure securities

•	Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

Distributed by Cohen & Steers Securities, LLC.

Please consider the investment objectives, risks, charges and expenses of any Cohen & Steers U.S. registered open-end fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling (800) 330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

OFFICERS AND DIRECTORS

Joseph M. Harvey

Director and Chair

Adam M. Derechin

Director

Michael G. Clark

Director

George Grossman

Director

Dean A. Junkans

Director

Gerald J. Maginnis

Director

Jane F. Magpiong

Director

Daphne L. Richards

Director

Ramona Rogers-Windsor

Director

James Giallanza

President and Chief Executive Officer

Albert Laskaj

Chief Financial Officer

Steven Frank

Treasurer

Dana A. DeVivo

Secretary and Chief Legal Officer

Stephen Murphy

Chief Compliance Officer and Vice President

Nargis Hilal

Deputy Chief Compliance Officer and Vice President

Elaine Zaharis-Nikas

Vice President

KEY INFORMATION

Investment Advisor and Administrator

Cohen & Steers Capital Management, Inc.

1166 Avenue of the Americas, 30th Floor

New York, NY 10036

(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company

One Congress Street, Suite 1

Boston, MA 02114-2016

Transfer Agent

Computershare

150 Royall Street

Canton, MA 02021

(866) 227-0757

Legal Counsel

Ropes & Gray LLP

1211 Avenue of the Americas

New York, NY 10036

New York Stock Exchange Symbol: LDP

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

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Annual Report December 31, 2025

Cohen & Steers

Limited Duration

Preferred and

Income Fund (LDP)

LDPAR

(b)

Notice of Internet Availability of Shareholder Report(s)

COHEN & STEERS ID:	XXXXX XXXXX XXXXX XXXXX

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Cohen & Steers Limited Duration Preferred and Income Fund, Inc.

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Item 2. Code of Ethics.

The Registrant has adopted a code of ethics as defined in Item 2 of Form N-CSR (“Code of Ethics”) that applies to its Principal Executive Officer and Principal Financial Officer. The Code of Ethics was in effect during the reporting period. The Registrant has not amended the Code of Ethics as described in Form N-CSR during the reporting period. The Registrant has not granted any waiver, including an implicit waiver, from a provision of the Code of Ethics as described in Form N-CSR during the reporting period. Upon request, a copy of the Code of Ethics can be obtained free of charge by calling 800-330-7348 or writing to the Secretary of the Registrant, 1166 Avenue of the Americas, 30th Floor, New York, NY 10036.

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Directors (the “Board”) has determined that Gerald J. Maginnis qualifies as an audit committee financial expert based on his years of experience in the public accounting profession. The Registrant’s Board has determined that Michael G. Clark qualifies as an audit committee financial expert based on his years of experience in the public accounting profession and the investment management and financial services industry. The Registrant’s Board has determined that Ramona Rogers-Windsor qualifies as an audit committee financial expert based on her years of experience in the investment management and financial services industry. Each of Messrs. Maginnis and Clark and Ms. Rogers-Windsor is a member of the Board’s audit committee, and each is independent as such term is defined in Form N-CSR.

Item 4. Principal Accountant Fees and Services.

(a) – (d) Aggregate fees billed to the Registrant for the fiscal years ended December 31, 2025 and December 31, 2024 for professional services rendered by the Registrant’s principal accountant were as follows:

	2025	2024
Audit Fees	$47,273	$47,273
Audit-Related Fees	$0	$0
Tax Fees	$0	$6,927
All Other Fees	$0	$0

Tax fees were billed in connection with tax compliance services, including the review of federal and state tax returns.

(e)(1) The Registrant’s audit committee is required to pre-approve audit and non-audit services performed for the Registrant by the principal accountant. The audit committee also is required to pre-approve non-audit services performed by the Registrant’s principal accountant for the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant, if the engagement for services relates directly to the operations and financial reporting of the Registrant.

The audit committee may delegate pre-approval authority to one or more of its members who are independent members of the Board of the Registrant. The member or members to whom such authority is delegated shall report any pre-approval decisions to the audit committee at its next scheduled meeting. The audit committee may not delegate its responsibility to pre-approve services to be performed by the Registrant’s principal accountant to the investment advisor.

(e)(2) No services included in (b) – (d) above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) For the fiscal years ended December 31, 2025 and December 31, 2024, the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to the Registrant and for non-audit services rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant were:

	2025	2024
Registrant	$0	$6,927
Investment Advisor	$0	$0

(h) The Registrant’s audit committee considered whether the provision of non-audit services that were rendered to the Registrant’s investment advisor (not including any sub-advisor whose role is primarily portfolio management and is subcontracted with or overseen by another investment advisor) and/or to any entity controlling, controlled by or under common control with the Registrant’s investment advisor that provides ongoing services to the Registrant that were not required to be pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X was compatible with maintaining the principal accountant’s independence.

(i) Not applicable.

(j) Not applicable.

Item 5. Audit Committee of Listed Registrants.

(a) The Registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the committee are Gerald J. Maginnis (chair), Michael G. Clark and Ramona Rogers-Windsor.

(b) Not applicable.

Item 6. Investments.

(a) Included in Item 1 above.

(b) Not applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Management Investment Companies.

Not applicable.

Item 8. Changes in and Disagreements with Accountants for Open-End Management Investment Companies.

Not applicable.

Item 9. Proxy Disclosures for Open-End Management Investment Companies.

Not applicable.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Management Investment Companies.

Not applicable.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant has delegated voting of proxies in respect of portfolio holdings to Cohen & Steers Capital Management, Inc. (“C&S”), in accordance with the policies and procedures set forth below.

COHEN & STEERS CAPITAL MANAGEMENT, INC.

STATEMENT OF POLICIES AND PROCEDURES REGARDING THE VOTING OF SECURITIES

This statement sets forth the policies and procedures that Cohen & Steers Capital Management, Inc. and its affiliated advisors (“Cohen & Steers”, “we” or “us”) follow in exercising voting rights with respect to securities held in its client portfolios. All proxy-voting rights that are exercised by Cohen & Steers shall be subject to this Statement of Policy and Procedures.

General Proxy Voting Guidelines

Objectives

Voting rights are an important component of corporate governance. Cohen & Steers has three overall objectives in exercising voting rights:

•

Responsibility. Cohen & Steers shall seek to ensure that there is an effective means in place to hold companies accountable for their actions. While management must be accountable to its board, the board must be accountable to a company’s shareholders.

•	Although accountability can be promoted in a variety of ways, protecting shareholder voting rights may be among our most important tools.

•

Rationalizing Management and Shareholder Concerns. Cohen & Steers seeks to ensure that the interests of a company’s management and board are aligned with those of the company’s shareholders. In this respect, compensation must be structured to reward the creation of shareholder value.

•

Shareholder Communication. Since companies are owned by their shareholders, Cohen & Steers seeks to ensure that management effectively communicates with its owners about the company’s business operations and financial performance. It is only with effective communication that shareholders will be able to assess the performance of management and to make informed decisions on when to buy, sell or hold a company’s securities.

General Principles

In exercising voting rights, Cohen & Steers shall conduct itself in accordance with the general principles set forth below.

•	The ability to exercise a voting right with respect to a security is a valuable right and, therefore, must be viewed as part of the asset itself.

•	In exercising voting rights, Cohen & Steers shall engage in a careful evaluation of issues that may materially affect the rights of shareholders and the value of the security.

•	Consistent with general fiduciary duties, the exercise of voting rights shall always be conducted with reasonable care, prudence and diligence.

•	In exercising voting rights on behalf of clients, Cohen & Steers shall conduct itself in the same manner as if Cohen & Steers were the beneficial owner of the securities.

•	To the extent reasonably possible, Cohen & Steers shall participate in each shareholder voting opportunity.

•	Voting rights shall not automatically be exercised in favor of management-supported proposals.

•	Cohen & Steers, and its officers and employees, shall never accept any item of value in consideration of a favorable proxy vote.

General Guidelines

Set forth below are general guidelines that Cohen & Steers shall follow in exercising proxy voting rights:

•

Prudence. In making a proxy voting decision, Cohen & Steers shall give appropriate consideration to all relevant facts and circumstances, including the value of the securities to be voted and the likely effect any vote may have on that value. Since voting rights must be exercised on the basis of an informed judgment, investigation shall be a critical initial step.

•

Third Party Views. While Cohen & Steers may consider the views of third parties, Cohen & Steers shall never base a proxy voting decision solely on the opinion of a third party. Rather, decisions shall be based on a reasonable and good faith determination as to how best to maximize shareholder value.

•

Shareholder Value. Just as the decision whether to purchase or sell a security is a matter of judgment, determining whether a specific proxy resolution will increase the market value of a security is a matter of judgment as to which informed parties may differ. In determining how a proxy vote may affect the economic value of a security, Cohen & Steers shall consider both short-term and long-term views about a company’s business and prospects, especially in light of our projected holding period on the stock (e.g., Cohen & Steers may discount long-term views on a short-term holding).

Specific Guidelines

Board and Director Proposals

Election of Directors

Voting for Director Nominees in Uncontested Elections

Votes on director nominees are made on a case-by-case basis using a “mosaic” approach, where all factors are considered and no single factor is determinative. In evaluating director nominees, Cohen & Steers considers the following factors:

•	Whether the nominee attended less than 75 percent of the board and committee meetings without a valid excuse for the absences;

•

Whether the nominee is an inside or affiliated outside director and sits on the audit, compensation, or nominating committees and/or the full board serves as the audit, compensation, or nominating committees or the company does not have one of these committees;

•	Whether the board ignored a significant shareholder proposal that was approved by a majority of the votes cast in the previous year;

•	Whether the board, without shareholder approval, instituted a new poison pill plan, extended an existing plan, or adopted a new plan upon the expiration of an existing plan during the past year;

•	Whether the nominee is the chairman or CEO of a publicly-traded company who serves on more than two (2) public company boards;

•	In the case of nominees other than the chairman or CEO, whether the nominee serves on more than four (4) public company boards;

•	If the nominee is an incumbent director, the length of tenure taking into account tenure limits recommended by local corporate governance codes[1];

•	Whether the nominee has a material related party transaction or a material conflict of interest with the company;

•	Whether the nominee (or the entire board) has a record of making poor corporate or strategic decisions or has demonstrated an overall lack of good business judgment;

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company;

•	Material failures of risk oversight including, but not limited to:

¡	Bribery;

¡	Large or serial fines from regulatory bodies;

¡	Demonstrably poor risk oversight of environmental and social issues, including climate change;

¡	Significant adverse legal judgments or settlements;

¡	Hedging of company stock by employees or directors of a company; or

¡	Significant pledging of company stock in the aggregate by officers or directors of a company;

[1]

For example, in the UK, independent directors of publicly traded companies with tenure exceeding nine (9) years are reclassified as non-independent unless the company can explain why they remain independent.

•	Whether the board has oversight of material climate-related risks and opportunities including, but not limited to:

¡

The transition and physical risks the company faces related to climate change on its operations and investment in terms of the impact on its business and financial condition, including the company’s related disclosures;

¡	How the board identifies, measures and manages such risks; and

¡	The board’s oversight of climate-related risk as a part of governance, strategy, risk management, and metrics and targets;

•

Actions related to a nominee’s service on other boards that raise substantial doubt about such nominee’s ability to effectively oversee management and serve the best interests of shareholders at any company; and

•

In the case of a nominee that is the chair of the nominating committee (or other directors on a case-by-case basis), whether the company’s board lacks diversity including, but not limited to, diversity of gender, ethnicity, race and background.

Voting for Director Nominees in Contested Elections

Votes in a contested election of directors are evaluated on a case-by-case basis considering the long-term financial performance of the company relative to its industry management’s track record, the qualifications of the nominees and other relevant factors.

Board Composition

Cohen and Steers believes an effective board should reflect a range of skills, experience, tenure and industry experience, as well as diversity across gender, ethnicity, race and background. Cohen and Steers believes such factors are beneficial to the decision-making process by fostering diverse perspectives and can enhance long-term profitability. Accordingly, Cohen and Steers encourages companies to continue to evolve diversity and inclusion practices. Cohen and Steers may vote against the chair of the nominating committee (or other directors on a case-by-case basis) if we determine that a lack of diversity on the post-election board represents a business risk or is inconsistent with applicable market norms or listing requirements.

Non-Disclosure of Board Nominees

Cohen & Steers generally votes against the election of director nominees if the names of the nominees are not disclosed prior to the meeting. However, Cohen & Steers recognizes that companies in certain emerging markets may have legitimate reasons for not disclosing nominee names. In such cases, if a company discloses a legitimate reason why such nominee names have not been disclosed, Cohen & Steers may vote for the nominees even if nominee names are not disclosed.

Majority Vote Requirement for Directors (SP)2

Cohen & Steers generally votes for proposals asking the board to amend the company’s governance documents (charter or bylaws) to provide that director nominees will be elected by the affirmative vote of the majority of votes cast.

Separation of Chairman and CEO (SP)

Cohen & Steers generally votes for proposals to separate the CEO and chairman positions. However, Cohen & Steers does recognize that under certain circumstances, it may be in the company’s best interest for the CEO and chairman positions to be held by one person.

[2]	“SP” refers to a shareholder proposal.

Independent Chairman (SP)

Cohen & Steers reviews on a case-by-case basis proposals requiring the chairman’s position to be filled by an independent director taking into account the company’s current board leadership and governance structure, company performance, and any other factors that may be relevant.

Lead Independent Director (SP)

In cases where the CEO and chairman roles are combined or the chairman is not independent, Cohen & Steers votes for the appointment of a lead independent director.

Board Independence (SP)

Cohen & Steers believes that boards should have a majority of independent directors. Therefore, Cohen & Steers vote for proposals that require the board to be comprised of a majority of independent directors.

In general, Cohen & Steers considers a director independent if the director satisfies the independence definition set forth in local corporate governance codes and/or the applicable listing standards of the exchange on which the company’s stock is listed.

In addition, Cohen & Steers generally considers a director independent if the director has no significant financial, familial or other ties with the company that may pose a conflict and has not been employed by the company in an executive capacity.

Board Size (SP)

Cohen & Steers generally votes for proposals to limit the size of the board to 15 members or less.

Classified Boards (SP)

Cohen & Steers generally votes in favor of proposals to declassify boards of directors. In voting on proposals to declassify a board of directors, Cohen & Steers evaluates all facts and circumstances, including whether: (i) the current management and board have a history of making good corporate and strategic decisions and (ii) the proposal is in the best interests of shareholders.

Tiered Boards (non-U.S.)

Cohen & Steers votes in favor of unitary boards as opposed to tiered board structures. Cohen & Steers believes that unitary boards offer flexibility while, with a tiered structure, there is a risk of upper tier directors becoming remote from the business, while lower tier directors become deprived of contact with outsiders of wider experience. No director should be excluded from the requirement to submit him/herself for re-election on a regular basis.

Independent Committees (SP)

Cohen & Steers votes for proposals requesting that a board’s audit, compensation and nominating committees consist only of independent directors.

Adoption of a Board with Audit Committee Structure (JAPAN)

Cohen & Steers votes for article amendments to adopt a board with an audit committee structure unless the structure obstructs shareholders’ ability to submit proposals on income allocation related issues or the company already has a 3-committee (U.S. style) structure.

Non-Disclosure of Board Compensation

Cohen & Steers generally votes against the election of director nominees at companies if the compensation paid to such directors is not disclosed prior to the meeting. However, Cohen & Steers recognizes that companies in certain emerging markets may have legitimate reasons for not disclosing such compensation. In such cases, if a company discloses a legitimate reason why such compensation should not be disclosed, Cohen & Steers may vote for the nominees even if compensation is not disclosed.

Director and Officer Indemnification and Liability Protection

Cohen & Steers votes in favor of proposals providing indemnification for directors and officers for acts conducted in the normal course of business that is consistent with the laws of the jurisdiction of formation. Cohen & Steers also vote in favor of proposals that expand coverage for directors and officers where, despite an unsuccessful legal defense, the director or officer acted in good faith and in the best interests of the company. Cohen & Steers votes against proposals that would expand indemnification beyond coverage of legal expenses to coverage of acts, such as gross negligence, that are violations of fiduciary obligations.

Directors’ Liability (non-U.S.)

These proposals ask shareholders to give discharge from responsibility for all decisions made during the previous financial year. Depending on the country, this resolution may or may not be legally binding, may not release the board from its legal responsibility, and does not necessarily eliminate the possibility of future shareholder action (although it does make such action more difficult to pursue).

Cohen & Steers will generally vote for the discharge of directors, including members of the management board and/or supervisory board, unless the board is not fulfilling its fiduciary duties as evidenced by:

•	A lack of oversight or actions by board members that amount to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest;

•

Any legal issues (e.g., civil/criminal) aimed to hold the board liable for past or current actions that constitute a breach of trust, such as price fixing, insider trading, bribery, fraud, or other illegal actions; or

•	Other egregious governance issues where shareholders are likely to bring legal action against the company or its directors.

Directors’ Contracts (non-U.S.)

Best market practice about the appropriate length of directors’ service contracts varies by jurisdiction. As such, Cohen & Steers votes these proposals on a case-by-case basis taking into account the best interests of the company and its shareholders and local market practice.

Compensation Proposals

Votes on Executive Compensation. “Say-on-Pay” votes are determined on a case-by-case basis taking into account the reasonableness of the company’s compensation structure and the adequacy of the disclosure.

Cohen & Steers generally votes against in circumstances where there are an unacceptable number of problematic pay practices including:

•	Poor linkage between executive pay and company performance and profitability;

•

The presence of objectionable structural features in the compensation plan, such as excessive perquisites, golden parachutes, tax-gross up provisions, and automatic benchmarking of pay in the top half of the peer group; and

•	A lack of proportionality in the plan relative to the company’s size and peer group.

Additional Disclosure of Executive and Director Pay (SP). Cohen & Steers generally votes for shareholder proposals that seek additional disclosure of executive and director pay information.

Frequency of Shareholder Votes on Executive Compensation. Cohen & Steers generally votes for annual shareholder advisory votes to approve executive compensation.

Golden Parachutes. In general, Cohen & Steers votes against golden parachutes because they impede potential takeovers that shareholders should be free to consider. Cohen & Steers opposes the use of employment agreements that result in excessive cash payments and generally withhold our vote at the next shareholder meeting for directors who approved golden parachutes.

In the context of an acquisition, merger, consolidation, or proposed sale, Cohen & Steers votes on a case-by-case basis on proposals to approve golden parachute payments. Factors that may result in a vote against include:

•	Potentially excessive severance payments;

•	Agreements that include excessive excise tax gross-up provisions;

•	Single-trigger payments upon a change in control (“CIC”), including cash payments and the acceleration of performance-based equity despite the failure to achieve performance measures;

•	Single-trigger vesting of equity based on a definition of change in control that requires only shareholder approval of the transaction (rather than consummation);

•	Recent amendments or other changes that may make packages so attractive as to encourage transactions that may not be in the best interests of shareholders; or

•	The company’s assertion that a proposed transaction is conditioned on shareholder approval of the golden parachute advisory vote.

Non-Executive Director Remuneration (non-U.S.). Cohen & Steers evaluates these proposals on a case-by-case basis taking into account the remuneration mix and the adequacy of the disclosure. Cohen & Steers believes that non-executive directors should be compensated with a mix of cash and equity to align their interests with the interests of shareholders. The details of such remuneration should be fully disclosed and provided with sufficient time for us to consider our vote.

Approval of Annual Bonuses for Directors and Statutory Auditors (JAPAN). Cohen & Steers generally supports the payment of annual bonuses to directors and statutory auditors except in cases of scandals or extreme underperformance.

Equity Compensation Plans. Votes on proposals related to compensation plans are determined on a case-by-case basis taking into account plan features and equity grant practices, where positive factors may counterbalance negative factors (and vice versa), as evaluated based on three pillars:

•

Plan Cost: the total estimated cost of the company’s equity plans relative to industry/market cap peers measured by the company’s estimated shareholder value transfer (SVT) in relation to peers, considering:

•	SVT based on new shares requested plus shares remaining for future grants, plus outstanding unvested/unexercised grants; and

•	SVT based only on new shares requested plus shares remaining for future grants.

•	Plan Features:

•	Automatic single-trigger award vesting upon a CIC;

•	Discretionary vesting authority;

•	Liberal share recycling on various award types; and

•	Minimum vesting period for grants made under the plan.

•	Grant Practices:

•	The company’s three year burn rate relative to its industry/market cap peers;

•	Vesting requirements for most recent CEO equity grants (3-year look-back);

•	The estimated duration of the plan based on the sum of shares remaining available and the new shares requested divided by the average annual shares granted in the prior three years;

•	The proportion of the CEO’s most recent equity grants/awards subject to performance conditions;

•	Whether the company maintains a claw-back policy; and

•	Whether the company has established post exercise/vesting shareholding requirements.

Cohen & Steers generally votes against compensation plan proposals if the combination of factors indicates that the plan, overall is not, in the interests of shareholders, or if any of the following apply:

•	Awards may vest in connection with a liberal CIC;

•	The plan would permit re-pricing or cash buyout of underwater options without shareholder approval;

•	The plan is a vehicle for problematic pay practices or a pay-for-performance disconnect; or

•	Any other plan features that are determined to have a significant negative impact on shareholder interests.

Equity Compensation Plans (non-U.S.). Cohen & Steers evaluates these proposals on a case-by-case basis. Share option plans should be clearly explained and fully disclosed to both shareholders and participants and put to shareholders for approval. Each director’s share options should be detailed, including exercise prices, expiration dates and the market price of the shares at the date of exercise. They should take into account appropriate levels of dilution. Options should vest in reference to challenging performance criteria, which are disclosed in advance. Share options should be fully expensed so that shareholders can assess their true cost to the company. The assumptions and methodology behind the expensing calculation should also be disclosed to shareholders.

Long-Term Incentive Plans (non-U.S.). A long-term incentive plan refers to any arrangement, other than deferred bonuses and retirement benefit plans, which require one or more conditions in respect of service and/or performance to be satisfied over more than one financial year.

Cohen & Steers evaluates these proposals on a case-by-case basis. Cohen & Steers generally votes in favor of plans with robust incentives and challenging performance criteria that are fully disclosed to shareholders in advance and vote against plans that are excessive or contain easily achievable performance metrics or where there is excessive discretion delegated to remuneration committees. Cohen & Steers would expect remuneration committees to explain why criteria are considered to be challenging and how they align the interests of shareholders with the interests of the plan participants. Cohen & Steers will also vote against proposals that lack sufficient disclosure.

Transferable Stock Options. Cohen & Steers evaluates on a case-by-case basis proposals to grant transferable stock options or otherwise permit the transfer of outstanding stock options, including the cost of the proposal and alignment with shareholder interests.

Approval of Cash or Cash-and-Stock Bonus Plans. Cohen & Steers votes to approve cash or cash-and-stock bonus plans that seek to exempt executive compensation from limits on deductibility imposed by Section 162(m) of the Internal Revenue Code.

Employee Stock Purchase Plans. Cohen & Steers votes for the approval of employee stock purchase plans, although Cohen & Steers generally believes the discounted purchase price should not exceed 15% of the current market price.

401(k) Employee Benefit Plans. Cohen & Steers votes for proposals to implement a 401(k) savings plan for employees.

Pension Arrangements (non-U.S.). Cohen & Steers evaluates these proposals on a case-by-case basis. Pension arrangements should be transparent and cost-neutral to shareholders. Cohen & Steers believes it is inappropriate for executives to participate in pension arrangements that are materially different than those offered to other employees (such as continuing to participate in a final salary arrangement when employees have been transferred to a money purchase plan). One-off payments into individual director’s pension plans, changes to pension entitlements, and waivers concerning early retirement provisions must be fully disclosed and justified to shareholders.

Stock Ownership Requirements (SP). Cohen & Steers supports proposals requiring senior executives and directors to hold a minimum amount of stock in a company (often expressed as a percentage of annual compensation), which may include restricted stock or restricted stock units.

Stock Holding Periods (SP). Cohen & Steers generally votes against proposals requiring executives to hold stock received upon option exercise for a specific period of time.

Recovery of Incentive Compensation (SP). Cohen & Steers generally votes for proposals to recover incentive bonuses or other incentive payments made to senior executives if it is later determined that fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the award of incentive compensation.

Capital Structure Changes and Anti-Takeover Proposals

Increase to Authorized Shares. Cohen & Steers generally votes for increases in authorized shares, provided that the increase is not greater than three times the number of shares outstanding and reserved for issuance (including shares reserved for stock-related plans and securities convertible into common stock, but not shares reserved for any poison pill plan).

Blank Check Preferred Stock. Cohen & Steers generally votes against proposals authorizing the creation of new classes of preferred stock without specific voting, conversion, distribution and other rights, and proposals to increase the number of authorized blank check preferred shares. Cohen & Steers may vote in favor of these proposals if Cohen & Steers receives reasonable assurances that (i) the preferred stock was authorized by the board for legitimate capital formation purposes and not for anti-takeover purposes, and (ii) no preferred stock will be issued with voting power that is disproportionate to the economic interests of the preferred stock. These representations should be made either in the proxy statement or in a separate letter from the company to us.

Pre-Emptive Rights. Cohen & Steers generally votes against the issuance of equity shares with pre-emptive rights. However, Cohen & Steers may vote for shareholder pre-emptive rights where such pre-emptive rights are necessary taking into account the best interests of the company’s shareholders. In addition, we acknowledge that international local practices may call for shareholder pre-emptive rights when a company seeks authority to issue shares (e.g., UK authority for the issuance of only up to 5% of outstanding shares without pre-emptive rights). While Cohen & Steers prefers that companies be permitted to issue shares without pre-emptive rights, in deference to international local practices, Cohen & Steers will approve issuance requests with pre-emptive rights.

Dual Class Capitalizations. Because classes of common stock with unequal voting rights limit the rights of certain shareholders, Cohen & Steers votes against the adoption of a dual or multiple class capitalization structure. Cohen & Steers supports the one-share, one-vote principle for voting.

Restructurings/Recapitalizations. Cohen & Steers reviews proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan on a case-by-case basis. In voting, Cohen & Steers considers the following:

•	Dilution: how much will the ownership interest of existing shareholders be reduced, and how extreme will dilution to any future earnings be?

•	Change in control: will the transaction result in a change in control of the company?

•	Bankruptcy: generally approve proposals that facilitate debt restructurings unless there are clear signs of self-dealing or other abuses.

Share Repurchase Programs. Cohen & Steers generally votes in favor of such programs where the repurchase would be in the long-term best interests of shareholders and where we believe that this is a good use of the company’s cash.

Cohen & Steers will vote against such programs when shareholders’ interests could be better served by deployment of the cash for alternative uses, or where the repurchase is a defensive maneuver or an attempt to entrench management.

Targeted Share Placements (SP). Cohen & Steers votes these proposals on a case-by-case basis. These proposals ask companies to seek shareholder approval before placing 10% or more of their voting stock with a single investor. The proposals are typically in reaction to the placement of a large block of voting stock in an employee stock option plan, parent capital fund or with a single friendly investor, with the aim of protecting the company against a hostile tender offer.

Shareholder Rights Plans. Cohen & Steers reviews proposals to ratify shareholder rights plans on a case-by-case basis taking into consideration the length of the plan.

Shareholder Rights Plans (JAPAN). Cohen & Steers reviews proposals on a case-by-case basis examining not only the features of the plan itself but also factors including share price movements, shareholder composition, board composition, and the company’s announced plans to improve shareholder value.

Reincorporation Proposals. Proposals to change a company’s jurisdiction of incorporation are examined on a case-by-case basis. When evaluating such proposals, Cohen & Steers reviews management’s rationale for the proposal, changes to the charter/bylaws, and differences in the applicable laws governing the companies.

Voting on State Takeover Statutes (SP). Cohen & Steers reviews on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions and disgorgement provisions). In voting on these proposals, Cohen & Steers takes into account whether the proposal is in the long-term best interests of the company and whether it would be in the best interests of the company to thwart a shareholder’s attempt to control the board of directors.

Mergers and Corporate Restructurings

Mergers and Acquisitions. Votes on mergers and acquisitions are considered on a case-by-case basis, taking into account the anticipated financial and operating benefits, offer price (cost vs. premium), prospects of the combined companies, how the deal was negotiated and changes in corporate governance and their impact on shareholder rights.

Cohen & Steers votes against proposals that require a super-majority of shareholders to approve a merger or other significant business combination.

Nonfinancial Effects of a Merger or Acquisition. Some companies have proposed charter provisions that specify that the board of directors may examine the nonfinancial effects of a merger or acquisition on the company. This provision would allow the board to evaluate the impact a proposed change in control would have on employees, host communities, suppliers and/or others. Cohen & Steers generally vote against proposals to adopt such charter provisions. Directors should base their decisions solely on the financial interests of the shareholders.

Spin-offs. Cohen & Steers evaluates spin-offs on a case-by-case basis taking into account the tax and regulatory advantages, planned use of sale proceeds, market focus, and managerial incentives.

Asset Sales. Cohen & Steers evaluates asset sales on a case-by-case basis taking into account the impact on the balance sheet/working capital, value received for the assets, and potential elimination of diseconomies.

Liquidations. Cohen & Steers evaluates liquidations on a case-by-case basis taking into account management’s efforts to pursue other alternatives, appraisal value of the assets, and the compensation plan for executives managing the liquidation.

Issuance of Debt (non-U.S.). Cohen & Steers evaluates these proposals on a case-by-case basis. Reasons for increased bank borrowing powers are numerous and varied, including allowing for normal growth of the company, the financing of acquisitions, and allowing increased financial leverage. Management may also attempt to borrow as part of a takeover defense. Cohen & Steers generally votes in favor of proposals that will enhance a company’s long-term prospects. Cohen & Steers votes against any uncapped or poorly-defined increase in bank borrowing powers or borrowing limits, issuances that would result in the company reaching an unacceptable level of financial leverage or a material reduction in shareholder value, or where such borrowing is expressly intended as part of a takeover defense.

Ratification of Auditors

Cohen & Steers generally votes for proposals to ratify auditors, auditor remuneration and/or proposals authorizing the board to fix audit fees, unless:

•	an auditor has a financial interest in or association with the company, and is therefore not independent;

•	there is reason to believe that the independent auditor has rendered an opinion that is neither accurate nor indicative of the company’s financial position;

•	the name of the proposed auditor and/or fees paid to the audit firm are not disclosed by the company prior to the meeting;

•	the auditors are being changed without explanation; or

•	fees paid for non-audit related services are excessive and/or exceed fees paid for audit services or limits set by local best practice recommendations or law.

Where fees for non-audit services include fees related to significant one-time capital structure events, initial public offerings, bankruptcy emergence, and spinoffs, and the company makes public disclosure of the amount and nature of those fees, then such fees may be excluded from the non-audit fees considered in determining whether non-audit related fees are excessive.

Auditor Rotation

Cohen & Steers evaluates auditor rotation proposals on a case-by-case basis taking into account the following factors: the tenure of the audit firm; establishment and disclosure of a review process whereby the auditor is regularly evaluated for both audit quality and competitive pricing; length of the rotation period advocated in the proposal; and any significant audit related issues.

Auditor Indemnification

Cohen & Steers generally votes against auditor indemnification and limitation of liability. However, Cohen & Steers recognizes there may be situations where indemnification and limitations on liability may be appropriate.

Annual Accounts and Reports (non-U.S.)

Annual reports and accounts should be detailed and transparent and should be submitted to shareholders for approval in a timely manner as prescribed by law. They should meet accepted reporting standards such as those prescribed by the International Accounting Standards Board (IASB).

Cohen & Steers generally approves proposals relating to the adoption of annual accounts provided that:

•	The report has been examined by an independent external accountant and the accuracy of material items in the report is not in doubt;

•	The report complies with legal and regulatory requirements and best practice provisions in local markets;

•	the company discloses which portion of the remuneration paid to the external accountant relates to auditing activities and which portion relates to non-auditing advisory assignments;

•	A report on the implementation of risk management and internal control measures is incorporated, including an in-control statement from company management;

•

A report should include a statement of compliance with relevant codes of best practice for markets where they exist (e.g. for UK companies a statement of compliance with the Corporate Governance Code should be made, together with detailed explanations about any area(s) of non-compliance);

•	A conclusive response is given to all queries from shareholders; and

•	Other concerns about corporate governance have not been identified.

Appointment of Internal Statutory Auditor (JAPAN)

Cohen & Steers evaluates these proposals on a case-by-case basis taking into account the work history of each nominee. If the nominee is designated as independent but has worked the majority of his or her career for one of the company’s major shareholders, lenders, or business partners, Cohen & Steers considers the nominee affiliated and will withhold support.

Shareholder Access and Voting Proposals

Proxy Access. Cohen & Steers reviews proxy access proposals on a case-by-case basis taking into account the parameters of proxy access use in light of a company’s specific circumstances. Cohen & Steers generally supports proposals that provide shareholders with a reasonable opportunity to use the right without stipulating overly restrictive or onerous parameters for use and also provide assurances that the mechanism will not be subject to abuse by short-term investors, investors without a substantial investment in the company or investors seeking to take control of the board.

Bylaw Amendments. Cohen & Steers votes on a case-by-case basis on proposals requesting companies grant shareholders the ability to amend bylaws. Similar to proxy access, Cohen & Steers generally supports proposals that provide assurances that this right will not be subject to abuse by short-term investors or investors without a substantial investment in a company.

Reimbursement of Proxy Solicitation Expenses (SP). In the absence of compelling reasons, Cohen & Steers will generally not support such proposals.

Shareholder Ability to Call Special Meetings (SP). Cohen & Steers votes on a case-by-case basis on proposals requesting companies amend their governance documents (bylaws and/or charter) in order to allow shareholders to call special meetings.

Shareholder Ability to Act by Written Consent (SP). Cohen & Steers generally votes against proposals to allow or facilitate shareholder action by written consent to provide reasonable protection of minority shareholder rights.

Shareholder Ability to Alter the Size of the Board. Cohen & Steers generally votes for proposals that seek to fix the size of the board and vote against proposals that give the board the ability to alter the size of the board without shareholder approval. While Cohen & Steers recognizes the importance of such proposals, these proposals may be set forth in order to promote the agenda(s) of certain special interest groups and could be disruptive to management of the company.

Cumulative Voting (SP). Having the ability to cumulate votes for the election of directors (i.e., to cast more than one vote for a director) generally increases shareholders’ rights to effect change in the management of a company. However, Cohen & Steers acknowledges that cumulative voting promotes special candidates who may not represent the interests of all, or even a majority, of shareholders.

Therefore, when voting on proposals to institute cumulative voting, Cohen & Steers evaluates all facts and circumstances surrounding such proposal and generally vote against cumulative voting where the company has good corporate governance practices in place, including majority voting for director elections and a de-classified board.

Supermajority Vote Requirements (SP). Cohen & Steers generally supports proposals that seek to lower supermajority voting requirements.

Confidential Voting. Cohen & Steers votes for proposals requesting that companies adopt confidential voting, use independent tabulators, and use independent inspectors of election as long as such proposals permit management to request that dissident groups honor its confidential voting policy in the case of proxy contests.

Date/Location of Meeting (SP). Cohen & Steers votes against shareholder proposals to change the date or location of the shareholders’ meeting.

Adjourn Meeting if Votes Are Insufficient. Cohen & Steers generally votes against open-end requests for adjournment of a shareholder meeting. However, where management specifically states the reason for requesting an adjournment and the requested adjournment is necessary to permit a proposal that would otherwise be supported under this policy to be carried out, the adjournment request will be supported.

Disclosure of Shareholder Proponents (SP). Cohen & Steers votes for shareholder proposals requesting that companies disclose the names of shareholder proponents. Shareholders may wish to contact the proponents of a shareholder proposal for additional information.

Environmental and Social Proposals

Cohen & Steers believes that well-managed companies should be identifying, evaluating and assessing environmental and social issues and, where material to its business, managing exposure to environmental and social risks related to these issues. When considering management or shareholder proposals relating to these issues, because of the diverse nature of environmental and social proposals, Cohen & Steers evaluates these proposals on a case-by-case basis. The principles guiding our evaluation of these proposals include, but are not limited to:

•

The current level of publicly available disclosure from the company or other publicly available sources, including if the company already discloses similar information through existing reports or policies;

•	Whether implementation of a proposal is likely to enhance or protect shareholder value;

•	Whether a proposal can be implemented at a reasonable cost;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company’s business;

•	The degree to which the company’s stated position on the issues raised in the proposal could affect its reputation or sales;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	What other companies in the relevant industry have done in response to the issue addressed in the proposal; and

•	Whether implementation would reveal proprietary or confidential information that could place the company at a competitive disadvantage.

Environmental Proposals (SP). Cohen & Steers acknowledges that environmental considerations can pose significant investment risks and opportunities. Therefore, Cohen & Steers generally votes in favor of proposals requesting a company disclose information that will aid in the determination of material environmental issues impacting the company and, where material to its business, how the company is managing exposure to environmental risks related to these issues, taking into consideration the following factors:

•	The general factors listed above; and

•	Whether the issues presented have already been effectively dealt with through governmental regulation or legislation.

In particular in relation to climate-related risk and opportunities material to its business, we expect companies to help their investors understand how they may be impacted by such risk and opportunities, and how these factors are considered within strategy in a manner consistent with the company’s business model and sector. The principles guiding our evaluation of these proposals are:

•	The general factors listed above;

•

The transition and physical risks the company faces related to climate change on its operations and investment in terms of the impact on its business and financial condition, including the company’s related disclosures;

•	How the company identifies, measures and manages such risks; and

•	The company’s approach to climate-related risk as part of governance, strategy, risk management, and metrics and targets.

Social Proposals (SP). Cohen & Steers acknowledges that social considerations can pose significant risks and opportunities. There, Cohen & Steers general votes in favor of proposals requesting a company disclose information that will aid in the determination of material social issues impacting the company and, where material to its business, how the company is managing exposure to social risks related to these issues.

Cohen & Steers believes board and workforce diversity are beneficial to the decision-making process by fostering diverse perspectives and can enhance long-term profitability. Therefore, Cohen & Steers generally votes in favor of proposals that seek to increase board and workforce diversity including, but not limited to, diversity of gender, ethnicity, race and background, where Cohen and Steers considers such proposals as aligned with the long-term best interests of shareholders and applicable market norms or listing requirements. Cohen & Steers votes all other social proposals on a case-by-case basis, including, but not limited to, proposals related to political and charitable contributions, lobbying, and gender equality and the gender pay gap.

Miscellaneous Proposals

Bundled Proposals. Cohen & Steers reviews on a case-by-case basis bundled or “conditioned” proposals. For items that are conditioned upon each other, Cohen & Steers examines the benefits and costs of the bundled items. In instances where the combined effect of the conditioned items is not in shareholders’ best interests, Cohen & Steers votes against such proposals. If the combined effect is positive, Cohen & Steers supports such proposals. In the case of bundled director proposals, Cohen & Steers will vote for the entire slate only if Cohen & Steers would have otherwise voted for each director on an individual basis.

Other Business. Cohen & Steers generally votes against proposals to approve other business where Cohen & Steers cannot determine the exact nature of the proposal(s) to be voted on.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

(a) Information pertaining to the portfolio managers of the Registrant, as of December 31, 2025, is set forth below:

Elaine Zaharis-Nikas • Vice President • Portfolio manager since inception	Executive Vice President of C&S since 2025. Prior to that, Senior Vice President of C&S since 2014.

Jerry Dorost • Portfolio manager since inception	Senior Vice President of C&S since 2019. Prior to that, Vice President of C&S since 2010.

Robert Kastoff • Portfolio manager since January 31, 2025	Joined C&S in 2013 and has been a Senior Vice President of C&S as since 2025. Prior to that, Vice President of C&S since 2016.

C&S utilizes a team-based approach in managing the Fund. Ms. Zaharis-Nikas and Messers. Dorost and Kastoff and direct and supervise the execution of the Fund’s investment strategy, and lead and guide the other members of the investment team. All of the Fund’s portfolio managers collaborate with respect to the process for allocating the Fund’s assets among the various sectors and industries.

Each portfolio manager listed above manages other investment companies and/or investment vehicles and accounts in addition to the Registrant. The following tables show, as of December 31, 2025, the number of other accounts each portfolio manager managed in each of the listed categories and the total assets in the other accounts managed within each category. None of these accounts have an advisory fee which is based on the performance of the account.

Elaine Zaharis-Nikas	Number of accounts	Total assets

• Registered investment companies	13	$20,386,590,659

• Other pooled investment vehicles	18	$3,224,382,877

• Other accounts	17	$2,306,690,087

Jerry Dorost	Number of accounts	Total assets

• Registered investment companies	10	$13,682,488,267

• Other pooled investment vehicles	17	$3,210,868,451

• Other accounts	16	$2,260,680,979

Robert Kastoff	Number of accounts	Total assets

• Registered investment companies	10	$13,682,488,267

• Other pooled investment vehicles	18	$3,224,382,877

• Other accounts	16	$2,306,430,766

Share Ownership. The following table indicates the dollar range of securities of the Registrant owned by the Registrant’s portfolio managers as of December 31, 2025:

Dollar Range of Securities Owned
Elaine Zaharis-Nikas	None
Jerry Dorost	None
Robert Kastoff	$1-$10,000

Conflicts of Interest.

Although the potential for conflicts of interest exist when an investment adviser and portfolio managers manage other accounts that invest in securities in which the Registrant may invest or that may pursue a strategy similar to one of the Registrant’s strategies, the Advisor has procedures in place that are designed to ensure that all accounts are treated fairly and that the Funds are not disadvantaged.

For example, a portfolio manager may have conflicts of interest in allocating management time,

resources and investment opportunities among the Registrant and the other accounts or vehicles he advises. In addition, due to differences in the investment strategies or restrictions among a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to a Fund. In some cases, another account managed by a portfolio manager may provide more revenue to the Advisor. While this may appear to create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities, the Advisor strives to ensure that portfolio managers endeavor to exercise their discretion in a manner that is equitable to all interested persons. In this regard, in the absence of specific account-related limitations (such as client-imposed restrictions or lack of available cash), for equity strategies it is the general policy of the Advisor to allocate investment ideas pro rata to all accounts with the same primary investment strategy, except where an allocation would not produce a meaningful position size. The Advisor generally attempts to allocate orders for the same fixed income security on a pro rata basis among participating eligible accounts. Purchases and sales of fixed income securities, including new issues and other limited investment opportunities may differ from a pro-rata allocation based on the investment objective, guideline restrictions, the benchmark and characteristics of the particular account. When determining which accounts will participate in a block trade, the Advisor also takes into consideration factors that may include duration, sector and/or issuer weights relative to benchmark, cash flows / liquidity needs, style, maturity and credit quality. In addition, if the allocation process results in a very small allocation, or if there are minimum security requirements that are not achieved at our targeted position size, these amounts can be reallocated to other clients. To reach desired outcomes with regards to portfolio characteristics, certain portfolios may hold different securities with substantially similar investment characteristics to achieve its investment objective, such that comparable risk positioning, in accordance with guidelines and mandates, is realized over time. In addition, the Registrant, as a registered investment company, is subject to different regulations than certain of the other accounts, and, consequently, may not be permitted to engage in all the investment techniques or transactions, or to engage in such techniques or transactions to the same degree, as the other accounts.

Certain of the portfolio managers may from time to time manage one or more accounts in which the Advisor holds a substantial interest (the “CNS Accounts”). Certain securities held and traded in the CNS Accounts also may be held and traded in one or more client accounts. It is the policy of the Advisor, however, not to put the interests of the CNS Accounts ahead of the interests of client accounts. The Advisor may aggregate orders of client accounts with those of the CNS Accounts; however, under no circumstances will preferential treatment be given to the CNS Accounts. For all orders involving the CNS Accounts, purchases or sales will be allocated prior to trade placement, and orders that are only partially filled will be allocated across all accounts in proportion to the shares each account, including the CNS Accounts, was designated to receive prior to trading. As a result, it is expected that the CNS Accounts will receive the same average price as other accounts included in the aggregated order. Shares will not normally be allocated or re-allocated to the CNS Accounts after trade execution or after the average price is known. However, in the event so few shares of an order are executed that a pro-rata allocation is not practical, a rotational system of allocation may be used; however, the CNS Accounts will never be part of that rotation or receive shares of a partially filled order other than on a pro-rata basis.

Because certain CNS Accounts are managed with a cash management objective, it is possible that a security will be sold out of the CNS Accounts but continue to be held for one or more client accounts. In situations when this occurs, such security will remain in a client account only if the Advisor, acting in its reasonable judgment and consistent with its fiduciary duties, believes this is appropriate for, and consistent with the objectives and profile of, the client account.

Certain accounts managed by the Advisor may compensate the Advisor using performance based fees. Orders for these accounts will be aggregated, to the extent possible, with any other account managed by the Advisor, regardless of the method of compensation. In the event such orders are aggregated, allocation of partially-filled orders will be made on a pro-rata basis in accordance with pre-trade indications. An account’s fee structure is not considered when making allocation decisions.

Certain of the portfolio managers may from time to time manage portfolios used in a unified managed account programs or other model portfolio arrangements (collectively, “Model Portfolios”) offered by various sponsors and/or other non-Cohen & Steers investment advisors. In connection with these Model Portfolios, portfolio managers provide investment recommendations in the form of model portfolios to a third party, who is responsible for executing trades for participating client accounts. The Advisor maintains procedures designed to deliver portfolios on a fair and equitable basis. Trades for Cohen & Steers discretionary managed accounts, including the Registrant, are worked contemporaneously with the delivery of updated model information. The Model Portfolios may achieve a security weighting ahead of or after the weighting achieved in the Registrant.

Finally, the structure of a portfolio manager’s compensation may give rise to potential conflicts of interest. A portfolio manager’s base pay and bonus tend to increase with additional and more complex responsibilities that include increased assets under management. As such, there may be an indirect relationship between a portfolio manager’s marketing or sales efforts and his or her bonus compensation.

The Advisor and the Registrant have adopted certain compliance procedures that are designed to address the above conflicts as well as other types of conflicts of interests. However, there is no guarantee that such procedures will detect each and every situation where a conflict arises.

Advisor Compensation Structure. Compensation of portfolio managers and other investment professionals is comprised of: (1) a base salary, (2) an annual cash bonus and (3) long-term stock-based compensation consisting generally of restricted stock units of Cohen & Steers, Inc. (“CNS”), the parent company of the Advisor. All employees, including the portfolio managers and other investment professionals, also receive certain retirement, insurance and other benefits. Compensation is reviewed on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are effective the January following the fiscal year-end of CNS.

Method to Determine Compensation.

Compensation for the portfolio managers is determined by evaluating four primary components, in order of emphasis: (1) investment performance, (2) leadership and collaboration, (3) team level revenue changes and (4) the firm’s financial results. The investment performance evaluation is based on the team’s excess returns versus a representative benchmark and, where available, on the percentile rankings relative to an institutional peer group and percentile rankings relative to a retail peer group. The performance metrics are on a pre-tax and pre-expense basis and are reviewed for both the one- and three-year periods, with a greater weight given to the three-year period. The benchmark and peers which most represent the investment strategy are used in evaluating performance. For portfolio managers responsible for multiple Funds and other accounts, performance is evaluated on an aggregate basis. Leadership and collaboration are evaluated through a qualitative assessment. The qualitative factors considered for evaluating leadership include, among others, process and innovation, team development, thought leadership, client service and cross team cooperation. A final factor is based on portfolio managers’ ownership level in the Funds they manage.

On an annual basis, the performance metrics and leadership factors are aggregated to produce a quantitative assessment of the portfolio manager and investment team. This assessment is considered alongside calendar year over year changes in a strategy’s advisory fees earned, the operating performance of the Advisor and CNS, and market factors to determine appropriate levels for salaries, bonuses and stock-based compensation. Base compensation for portfolio managers are fixed and vary in line with the portfolio manager’s seniority and position with the firm. Cash bonuses and stock based compensation may fluctuate significantly from year-to-year, based on this framework.

The Advisor has a negligible number of accounts with performance based fees, and although portfolio managers do not directly receive a portion of these fees, performance based fees may contribute to the overall profitability of the Advisor

(b) Not applicable.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Note: On December 9, 2025, the Board of Directors of the Fund approved continuation of the delegation of its authority to management to effect repurchases, pursuant to management’s discretion and subject to market conditions and investment considerations, of up to 10% of the Fund’s common shares outstanding (“Share Repurchase Program”) as of January 1, 2026 through December 31, 2026.

Item 15. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board implemented after the Registrant last provided disclosure in response to this Item.

Item 16. Controls and Procedures.

(a) The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(b) There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

(a) The Registrant did not engage in any securities lending activity during the fiscal year ended December 31, 2025.

(b) The Registrant did not engage in any securities lending activity and did not engage a securities lending agent during the fiscal year ended December 31, 2025.

Item 18. Recovery of Erroneously Awarded Compensation.

Not applicable.

Item 19. Exhibits.

(a)(1) Not applicable.

(a)(2) Not applicable.

(a)(3) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS LIMITED DURATION PREFERRED AND INCOME FUND, INC.

By:	/s/ James Giallanza
Name: James Giallanza
Title: Principal Executive Officer (President and Chief Executive Officer)

Date:	March 6, 2026

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ James Giallanza
Name: James Giallanza Title: Principal Executive Officer (President and Chief Executive Officer)

By:	/s/ Albert Laskaj
Name: Albert Laskaj Title: Principal Financial Officer (Chief Financial Officer)

Date: March 6, 2026